UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)  (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  6/30/16_

Item 1. Reports to Stockholders.

Semiannual Report
June 30, 2016

Templeton Institutional Funds

Emerging Markets Series

Foreign Smaller Companies Series

Global Equity Series

International Equity Series

Formerly, Foreign Equity Series

Franklin Templeton Investments

Gain From Our Perspective®

Contents
Semiannual Report
Economic and Market Overview	2
Emerging Markets Series	4
Foreign Smaller Companies Series	9
Global Equity Series	14
International Equity Series	20
Financial Highlights and Statements of Investments	26
Financial Statements	47
Notes to Financial Statements	53
Shareholder Information	63

Visit ftinstitutional.com for fund updates, to
access your account, or to find helpful financial
planning tools.

Semiannual Report

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The euro-zone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than initially believed. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

Emerging market economies generally moderated during the review period but continued to grow faster than developed market economies. India’s economy expanded in 2016’s first quarter at the fastest annual rate in one and a half years, driven by private spending. China’s economy grew in 2016’s first half at an annual rate that was within the government’s targeted range, aided by fiscal and monetary stimulus measures. Russia’s economy remained in recession in 2016’s first quarter amid declines in manufacturing, construction and wholesale and retail trade, as did Brazil’s economy, amid weakness in investment and domestic consumption.

Several emerging market central banks, including those of Mexico and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including South Korea and Hungary, lowered their benchmark interest rates to promote economic growth. The Reserve Bank

2 Semiannual Report

ftinstitutional.com

of India cut its benchmark interest rate to a five-year low and took steps to increase monetary liquidity. The Bank of Russia reduced its key interest rate in June, citing lower inflation expectations amid an economic recession. Although the
People’s Bank of China left its benchmark interest rate
unchanged, it employed other monetary easing measures that
included cutting the cash reserve requirement ratio for the coun-
try’s banks in February and effectively devaluing the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the
MSCI Emerging Markets Index, rose for the six-month period.

TEMPLETON INSTITUTIONAL FUNDS

The foregoing information reflects our analysis and opinions as of
June 30, 2016. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

ftinstitutional.com

Semiannual Report 3

Emerging Markets Series

We are pleased to bring you this semiannual report for Emerging Markets Series (Fund), which covers the period ended June 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund delivered a cumulative total return of +11.23% for the six months under review. In comparison, the Standard & Poor’s®/International Finance Corporation Investable Composite Index posted a +6.11% total return, and the MSCI Emerging Markets Index posted a +6.60% total return during the same period.1 The indexes measure global emerging market stock performance. Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For the most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included our investments in Banco Bradesco, Itau Unibanco Holding and TSMC (Taiwan Semiconductor Manufacturing Co.).

Banco Bradesco and Itau Unibanco, two of Brazil’s largest financial conglomerates, provide a full range of banking and financial services. The initiation of impeachment proceedings against President Dilma Rousseff, which led to her suspension for up to 180 days, boosted investor confidence about the Brazilian market overall as many investors grew optimistic about the takeover of Vice President Michel Temer as acting president. Although both companies reported weaker-than-expected first quarter 2016 net income, largely due to higher loan-loss provisions, their stocks participated in the Brazilian stock market’s substantial rally in 2016’s first half. Other favorable factors included the Brazilian real’s appreciation, an improvement in business sentiment and some positive economic data.

TSMC is the world’s largest independent integrated circuit foundry. Its better-than-expected first quarter 2016 revenues and agreement with Apple to be the exclusive supplier of processors for the next-generation iPhones, leading to higher revenue growth expectations for 2016’s second half, supported share price performance. Additionally, development of technologies in other areas, such as mobile computing and high-performance

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 27.

4 Semiannual Report ftinstitutional.com

                                   EMERGING MARKETS SERIES

Top 10 Countries
6/30/16
% of Total
Net Assets
China	18.9%
South Korea	13.6%
India	11.9%
Taiwan	11.0%
Brazil	9.1%
South Africa	7.9%
U.K.	5.1%
Thailand	4.8%
Indonesia	3.8%
Hong Kong	3.8%

computing devices, led many investors to adopt a positive view on the company.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2016, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, key detractors from the Fund’s absolute performance included our positions in Brilliance China Automotive Holdings, China Life Insurance and Baidu.

Chinese shares experienced substantial weakness in early January, as the effect of growth concerns were exacerbated by uncertainty about the country’s foreign exchange policy. This uncertainty resulted in the renminbi’s devaluation, and Chinese authorities’ equity market intervention, which further rattled investor confidence. The renminbi continued to weaken against the U.S. dollar during the period, reaching the lowest level in more than five years. A rebound in Chinese stocks in the latter part of the reporting period failed to completely offset earlier declines.

Top 10 Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.3%
Semiconductors & Semiconductor Equipment, Taiwan
Samsung Electronics Co. Ltd.	5.4%
Technology Hardware, Storage & Peripherals,
South Korea
Naspers Ltd.	5.2%
Media, South Africa
Unilever PLC	5.1%
Personal Products, U.K.
Tencent Holdings Ltd.	4.7%
Internet Software & Services, China
Brilliance China Automotive Holdings Ltd.	4.5%
Automobiles, China
Itau Unibanco Holding SA	3.3%
Banks, Brazil
Banco Bradesco SA	2.9%
Banks, Brazil
Astra International Tbk PT	2.5%
Automobiles, Indonesia
Hon Hai Precision Industry Co. Ltd.	2.1%
Electronic Equipment, Instruments & Components,
Taiwan

Brilliance China Automotive is a major Chinese automobile manufacturer with a joint venture with German luxury automobile manufacturer BMW for the production and sale of BMW 3-series and 5-series vehicles in China. Reduced earnings in 2016’s first quarter, resulting from lower sales and higher-than-expected selling expenses, hurt the company’s share price. Investor sentiment, however, improved later in the period due to expectations that new product launches could drive sales and profitability in 2016’s second half.

China Life Insurance is one of China’s largest life insurance companies. Disappointing earnings in 2016’s first quarter, due mainly to lower investment income combined with concerns about a lower interest rate environment and the renminbi’s depreciation, hurt the company’s stock price. Further dampening market sentiment were worries that the company’s recent acquisitions of commercial banks might raise its risk profile.

Baidu is China’s leading Internet search engine and online marketing solutions provider, with the largest website in China and among the largest globally. The company also operates an e-commerce platform with an online payment tool; develops

ftinstitutional.com Semiannual Report 5

EMERGING MARKETS SERIES

and markets web application software; and provides a variety of services and products, including entertainment products and human resource related services. Its shares fell after the company was criticized for misleading users with search results, leading the Chinese government to institute new Internet regulations, which prompted the company to lower its second quarter 2016 revenue outlook.

In the past six months, we increased the Fund’s investments notably in South Korea, Russia, Taiwan and Saudi Arabia2 as we continued to invest in opportunities we considered more attractive. In sector terms, we increased investments largely in information technology (IT), energy, materials and consumer discretionary.3 Key purchases included an additional investment in South Korea-based Samsung Electronics, a leading global electronics manufacturer, as well as new positions in Alibaba Group Holding, China’s largest e-commerce company, and Saudi Basic Industries,2 one of the world’s largest petrochemical producers and one of the Middle East’s largest steel manufacturers.

Conversely, we reduced the Fund’s investments largely in South Africa and China, primarily through China H and Red Chip shares, as we sought to focus on opportunities we considered to be more attractively valued within our investment universe.4 We also conducted some sales in India and Thailand. In sector terms, some of the largest sales were in consumer staples, telecommunication services and financials.5 Key sales included reducing the Fund’s holdings in Belgium-listed Anheuser-Busch InBev, a global brewer; and Tata Consultancy Services, an Indian IT consulting and services firm. We also closed the Fund’s position in China Construction Bank, a Chi-nese financial and banking services provider.

Thank you for your continued participation in Emerging Markets Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfo-
lio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representa-
tion or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.
3. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment;
software; and technology hardware, storage and peripherals in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector com-
prises chemicals, construction materials, and paper and forest products in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors;
hotels, restaurants and leisure; Internet and catalog retail; media; and textiles, apparel and luxury goods in the SOI.
4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China.
5. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

6 Semiannual Report ftinstitutional.com

EMERGING MARKETS SERIES

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price

Symbol: TEEMX	6/30/16	12/31/15	Change
Net Asset Value	$4.06	$3.65	+$0.41

Performance[1]

			Value of
	Cumulative	Average Annual	$1,000,000	Total Annual Operating Expenses[5]
	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
				1.21%	1.34%
6-Month	+11.23%	+11.23%	$1,112,336
1-Year	-8.38%	-8.38%	$916,257
5-Year	-15.61%	-3.34%	$843,871
10-Year	+27.22%	+2.44%	$1,272,236

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For the most recent month-end performance, go to
ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier mar-
kets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The investment manager has contractually agreed to waive its fee so that the management fee for the Fund does not exceed 1.05% through 4/30/17. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the
Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

ftinstitutional.com Semiannual Report 7

EMERGING MARKETS SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Actual	$1,000	$1,112.30	$6.93
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.62

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.32%, multiplied by the aver-
age account value over the period, multiplied by 182/366 to reflect the one-half year period.

8 Semiannual Report ftinstitutional.com

Foreign Smaller Companies Series

This semiannual report for Foreign Smaller Companies Series (Fund) covers the period ended June 30, 2016. Effective at the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure can help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

The Fund had a -4.83% cumulative total return for the six-month period under review. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which measures performance of global developed and emerging market small-cap equities, excluding the U.S., posted a +0.03% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 12.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For the most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Manager’s Discussion

During the six months ended June 30, 2016, several holdings contributed to the Fund’s absolute performance. Brazilian bakery M. Dias Branco has a 60-year history in Brazil where it started as a regional bakery in the Northeast and gradually developed and acquired brands. The company is the market leader in cookies and crackers as well as pasta. Shares of M. Dias Branco were up during the period due to strong financial results. We believe the company’s market-leading brands and the significant competitive advantages it has developed by vertically integrating and slowly developing a distribution network across Brazil will lead to strong performance over our long-term investment horizon.

AAC Technologies Holdings is a leading acoustic component maker specializing in miniature receivers/speakers and microphones. Shares of the company increased during the period due to strong growth guidance from management. The Fund’s outlook for the company continues to remain positive. Additionally, despite a sharp deceleration in smartphone sales and a shrinking tablet market, AAC successfully captured another component market with its commanding share in haptics (vibrating motors used in touch screen applications), which we believe could contribute significantly to future growth.

Huhtamaki is a Finnish company that manufactures and supplies packaging for various industries. The company generates a fair portion of its sales in emerging markets and maintains a strong position in Asia (particularly in fast-growing India).

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 31.

ftinstitutional.com

Semiannual Report 9

FOREIGN SMALLER COMPANIES SERIES

Portfolio Breakdown
6/30/16
% of Total
Net Assets
Machinery	11.0%
Electronic Equipment, Instruments & Components	7.3%
Capital Markets	6.8%
Leisure Products	6.7%
Textiles, Apparel & Luxury Goods	6.0%
Household Durables	4.6%
Auto Components	4.0%
Real Estate Management & Development	4.0%
Energy Equipment & Services	3.6%
Food Products	3.0%
Banks	2.9%
Pharmaceuticals	2.7%
Containers & Packaging	2.6%
Personal Products	2.5%
Construction & Engineering	2.3%
Specialty Retail	2.2%
Technology Hardware, Storage & Peripherals	2.1%
Life Sciences Tools & Services	2.0%
Metals & Mining	2.0%
Other	17.2%
Short-Term Investments & Other Net Assets	4.5%

Moreover, we believe Huhtamaki is well positioned to benefit from the expected strong growth in these markets. As a global leader in foodservice packaging and paper cups, Huhtamaki is also exposed to the increasing on-the-go trend in Europe and other markets.

In contrast, several holdings detracted from the Fund’s absolute returns. Greggs is a vertically integrated U.K. retail baker and a leader in the take-away sandwich and savories market. Shares of the company were impacted by the U.K.’s recent decision to leave the European Union, also known as the “Brexit,” which surprised many investors and resulted in a brief but intense period of global equity market declines and heightened volatility. Looking past the Brexit fallout, we were pleased to see company management executing well on its turnaround strategy and believe it will benefit Greggs’ revenue without significant increases in store count.

Top 10 Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Techtronic Industries Co. Ltd	2.0%
Household Durables, Hong Kong
Gerresheimer AG	2.0%
Life Sciences Tools & Services, Germany
Huhtamaki OYJ	2.0%
Containers & Packaging, Finland
Tsumura & Co.	2.0%
Pharmaceuticals, Japan
Kobayashi Pharmaceutical Co. Ltd.	2.0%
Personal Products, Japan
Amer Sports OYJ	2.0%
Leisure Products, Finland
Rational AG	1.9%
Machinery, Germany
The Thule Group AB	1.8%
Leisure Products, Sweden
Interpump Group SpA	1.7%
Machinery, Italy
Aalberts Industries NV	1.7%
Machinery, Netherlands

Japan’s sportswear exporter Asics was impacted by the strengthening yen during the period, as a stronger yen typically hurts overseas profits for Japanese exporters. Looking at the longer term, we still see substantial further potential for Asics to expand its sales channels and to take full advantage of its untapped brand value. The global popularity of fitness and running and a growing recognition of Asics products’ high performance should, in our view, also remain a growth driver for the company.

Software developer Kingdee declined along with the sell-off in Chinese equities during the first half of the period. As a leader in enterprise resource planning (ERP), we believe Kingdee is poised to benefit from ERP demand on mobile platforms. The company retained a leading market share among small- and medium-sized enterprises and offers access to the structurally high-growth Chinese ERP software market.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative

10 Semiannual Report ftinstitutional.com

FOREIGN SMALLER COMPANIES SERIES

effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2016, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and
economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources con-
sidered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

ftinstitutional.com Semiannual Report 11

FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price

Symbol: TFSCX			6/30/16	12/31/15		Change
Net Asset Value			$19.89	$20.90	-$	1.01

Performance[1]

						Total Annual
	Cumulative		Average Annual	Value of $1,000,000		Operating
	Total Return[2]		Total Return[3]	Investment[4]		Expenses[5]
						0.98%
6-Month	-4.83%		-4.83%	$951,675
1-Year	-10.17%		-10.17%	$898,315
5-Year	+16.88%	+	3.13%	$1,166,897
10-Year	+79.51%	+	6.03%	$1,795,193

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current per-
formance may differ from figures shown. For the most recent month-end performance, go to
ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaran-
teed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

12 Semiannual Report

ftinstitutional.com

FOREIGN SMALLER COMPANIES SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Actual	$1,000	$951.70	$4.76
Hypothetical (5% return before expenses)	$1,000	$1,019.99	$4.92

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.98%, multiplied by the aver-
age account value over the period, multiplied by 182/366 to reflect the one-half year period.

ftinstitutional.com Semiannual Report 13

Global Equity Series

This semiannual report for Global Equity Series (Fund) covers the period ended June 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

For the six-month period ended June 30, 2016, the Fund had a -6.87% cumulative total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, posted a +1.58% total return.1 Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 18.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For the most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

During the period under review, global equities recouped early-period losses and weathered late volatility related to the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” and finished the period slightly higher. Investors also evaluated the period’s modest economic improvements and sustained policy resolve against continued global deflationary pressures, Chinese financial volatility and mounting uncertainty about the future of Europe. The Fund trailed its benchmark, the MSCI ACWI, during the period as the increasingly uncertain, low-conviction environment continued to primarily favor expensive momentum stocks, which pressured the Fund’s value-oriented holdings.

Relative to the Fund’s benchmark, stock selection and a slight overweighted allocation in financials was the Fund’s largest detractor, pressured by European banks that faltered in the wake of the U.K.’s Brexit vote.2 Moreover, the European financials sector accounted for most of the portfolio’s largest detractors. Italian lender UniCredit was a significant detractor. Shares of the company were pressured by investor concerns surrounding a chief executive officer transition, company capital concerns following a period of strong loan growth and general Brexit-related fears. Yet, the company made progress bolstering capital and improving income from interest and fees, which was partially due to recent results showing solid operational performance. More broadly, concerns regarding the challenging Italian and European banking environment contributed to shares declining, with the stock trading at what we considered low valuation. In our opinion, improvements in non-performing loans contradict these pessimistic valuations and should ultimately lead to lower loan-loss provisions and improving returns over our investment horizon.

Within financials, we maintained exposure to select European banks in recent quarters based on their historically cheap valuations

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 37.

14 Semiannual Report

ftinstitutional.com

GLOBAL EQUITY SERIES

Portfolio Breakdown
6/30/16
% of Total
Sector/Industry	Net Assets
Banks	11.4%
Oil, Gas & Consumable Fuels	9.9%
Pharmaceuticals	9.4%
Insurance	5.8%
Software	4.6%
Media	4.2%
Energy Equipment & Services	4.1%
Technology Hardware, Storage & Peripherals	4.0%
Diversified Telecommunication Services	3.7%
Biotechnology	3.4%
Automobiles	2.7%
Wireless Telecommunication Services	2.7%
Chemicals	2.5%
Food & Staples Retailing	2.4%
Internet Software & Services	2.0%
Other	24.0%
Short-Term Investments & Other Net Assets	3.2%

and solid restructuring and recapitalization progress in a stabilizing regulatory environment. We also were encouraged by European banks’ ability to adjust business models to increase fee-based income and manage the margin challenges associated with a low-to-negative interest rate environment. European banks currently are better supported by policymakers than they were in the crises of 2008 and 2011 and have passed stress tests that subject their balance sheets to highly adverse conditions. The major tail risk for the sector is a potential eurozone breakup; while it remains a low probability event, we continue to monitor and assess the situation as it would likely require a broad portfolio repositioning before the risk is fully priced.

Stock selection and a slightly overweighted position in the Fund’s health care holdings also hurt relative returns.3 U.S. biotechnology firm Allergan was a key detractor. Shares of the company fell following the termination of its merger with Pfizer after the U.S. government issued new rules related to mergers that could result in the reduction of a company’s tax rate. The cancellation of this deal led investors to a sell-off in Allergan shares. Nonetheless, we believe these events will eventually support the stock given Allergan’s double-digit organic growth potential and robust free cash flow yield. The company is also in the process of selling its generics business to Israeli pharmaceuticals firm Teva Pharmaceutical Industries (also a detractor from the Fund’s returns), which should increase cash flow and provide flexibility to support earnings growth over and above the currently healthy sales growth expectations.

In 2015, the Fund reduced holdings in health care in order to realize profits throughout the year. However, opportunities began to resurface in 2016 as the market reacted to fears of political interference with drug pricing and corporate tax strategy. We believe such fears are generally overstated, but nonetheless have attempted to address these concerns within the Fund by focusing our investments on well-run, highly innovative companies capable of dealing with pricing and competitive pressures on a case-by-case basis. Within health care, we continue to favor firms with sound business models, solid product portfolios, attractive research and development pipelines and the ability to grow revenues, increase cash flows and generate high capital returns for shareholders through dividends and buybacks. We see minimal direct threat to our pharmaceuticals holdings surrounding the events of Brexit and will continue using volatility to selectively increase exposure where warranted.

Other key detractors included the Fund’s underweighted positions in the industrials and consumer staples sectors along with stock selection in the industrials, consumer staples and consumer discretionary sectors.4 Of these sectors, only consumer discretionary included a major detractor: U.K. broadcaster Sky. Shares of the company declined during the period as competition in the media space stiffened and the company reported rising customer attrition rates across Europe. Despite these events, we believe the stock represents compelling long-term value even after raising programming costs and lowering pricing assumptions in our model to reflect increased competition and any negative effects from the Brexit. Sky is invested in premium content and innovative technology and we believe the company should benefit from an attractive business model where sales growth supports high free cash flow generation backed by a solid balance sheet.

Turning to the Fund’s relative contributors, an overweighted allocation in the energy sector aided Fund returns.5 U.S. oilfield services firm Halliburton, U.K. oil and gas producer Royal Dutch Shell and Portuguese integrated oil firm GALP Energia all finished among the Fund’s top contributors in the period. We

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and life sciences tools and services in the SOI.
4. The industrials sector comprises aerospace and defense, airlines, building products, electrical equipment, industrial conglomerates and machinery in the SOI. The consumer staples sector comprises beverages and food and staples retailing in the SOI. The consumer discretionary sector comprises auto components, automobiles, house-
hold durables, media, multiline retail and specialty retail in the SOI.
5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

ftinstitutional.com

Semiannual Report 15

GLOBAL EQUITY SERIES

Top 10 Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	2.8%
Technology Hardware, Storage & Peripherals,
South Korea
Microsoft Corp.	2.4%
Software, U.S.
JPMorgan Chase & Co.	1.8%
Banks, U.S.
Comcast Corp.	1.8%
Media, U.K.
BP PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.
Royal Dutch Shell PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.
Teva Pharmaceutical Industries Ltd.	1.6%
Pharmaceuticals, Israel
Galp Energia SGPS SA	1.6%
Oil, Gas & Consumable Fuels, Portugal
Citigroup Inc.	1.6%
Banks, U.S.
Oracle Corp.	1.6%
Software, U.S.

believe the energy sector exemplifies how the Fund has been able to successfully adapt to changing circumstances to position the portfolio for long-term outperformance. In 2014, the Fund’s energy holdings were slightly overweighted as Saudi Arabia declined to cut output in a bid to protect market share, eventually pushing oil prices significantly lower. Although our long-term oil price assumptions were already below the market’s, we used these events to reassess our forecasts and reduced our price deck even further, ensuring that companies in our portfolios have the financial capacity to sustain a period of low energy prices over a longer term.

Over the past year we continued to see value in select energy stocks; adding to the Fund’s exposures even during low periods and the Fund subsequently sits relatively overweighted to its index. This is a sector that we believed would be generally insulated—even during events similar to the Brexit. We continued to believe a modest downturn in global gross domestic product and a somewhat softer demand from the U.K. or EU are unlikely to materially impact oil prices. At the stock level, earnings recovered from trough levels as companies slashed capital expenditures and focused on harvesting growth from the previous investment cycle. Critically, we expect that the improving returns and cash flows resulting from these better fundamentals are more likely to be used to reward shareholders than to chase economically dubious volume growth.

Stock selection in the information technology (IT) sector also supported the Fund’s returns, led by South Korean semiconductor and consumer electronics manufacturer, Samsung Electronics.6 Shares of the company increased as analysts upgraded earnings forecasts following strong uptake of the Galaxy S7 smartphone, better-than-expected semiconductor pricing, growing memory storage demand and an indication by Apple that it may use Samsung as its primary vendor for new iPhone displays. The stock also benefited from an intergenera-tional leadership transition that supports deployment of the company’s cash holdings. Management recently announced a share repurchase and treasury stock cancellation plan and targeted an increase in capital investment in 2016. Although we believe Samsung is unlikely to generate the rate of growth it achieved in the past given its maturity—with improving cash flow dynamics, more generous shareholder returns and industry leading technology, market share, profitability and research and development capabilities—we believe Samsung remains an attractive investment over the Fund’s long-term horizon. Broadly in the sector, every major tier in the tech “stack”—computer, storage, networking, database, apps—is being disrupted by a new set of technologies and the Fund’s approach is to identify both mature tech companies that offer value in their ability to adapt to change as well as new tech entrants likely to emerge as winners.

From a regional standpoint, stock selection and overweighting in Europe and stock selection and an underweighting in the U.S. detracted from relative performance. Nonetheless, we continued to find attractive investment opportunities in Europe, where multinational corporations with diverse revenue streams and strong operating leverage traded at depressed valuations. Conversely, stock selection and an overweighted position in South Korea contributed to the Fund’s relative returns.

Despite the Brexit setback and accompanying uncertainty, we remained both disciplined in our analysis and thoughtful in our response to changing circumstances. In our view, the opportunities for long-term investors today in equity markets are both highly compelling and largely specific to value. Few times in history has the gap between the market’s cheapest and most expensive stocks been so wide. We remain focused on identifying undervalued securities capable of generating superior investment returns over a long-term horizon.

6. The IT sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; software; and
technology hardware, storage and peripherals in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

16 Semiannual Report ftinstitutional.com

GLOBAL EQUITY SERIES

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2016, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Peter A. Nori, CFA
Antonio T. Docal, CFA
Cindy L. Sweeting, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and
economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representa-
tion or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

ftinstitutional.com Semiannual Report 17

GLOBAL EQUITY SERIES

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price

Symbol: TGESX			6/30/16	12/31/15		Change
Net Asset Value			$8.13	$8.73	-$	0.60

Performance

						Total Annual
	Cumulative		Average Annual	Value of $1,000,000		Operating
	Total Return[1]		Total Return[2]	Investment[3]		Expenses[4]
						0.81%
6-Month	-6.87%		-6.87%	$931,263
1-Year	-13.74%		-13.74%	$862,623
5-Year	+26.51%	+	4.81%	$1,265,093
Since Inception (3/31/08)	+22.02%	+	2.44%	$1,220,208

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For the most recent month-end performance, go to ftinstitutional.com or call a
Franklin Templeton Institutional Services representative at (800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

18 Semiannual Report

ftinstitutional.com

GLOBAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Actual	$1,000	$931.30	$3.99
Hypothetical (5% return before expenses)	$1,000	$1,020.74	$4.17

*Expenses are calculated using the most recent six-month annualized expense ratio, of 0.83%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

ftinstitutional.com Semiannual Report 19

International Equity Series

Formerly, Foreign Equity Series

This semiannual report for International Equity Series (Fund) covers the period ended June 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Performance Overview

For the six months under review, the Fund’s Primary shares had a -6.46% total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock market performance in global developed and emerging markets excluding the U.S., had a -0.67% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures stock market performance in global developed markets excluding the U.S. and Canada, had a -4.04% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 24.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For the most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

During the period under review, international equities recouped early-period losses, but eventually succumbed to market volatility stemming from the events surrounding the U.K.’s historic referendum to leave the European Union, also known as the “Brexit,” and finished the period lower. Investors considered modest economic improvements and sustained policy resolve against continued global deflationary pressures, Chinese financial volatility and mounting uncertainty about the future of Europe. The Fund’s portfolio trailed its benchmark, the MSCI ACWI ex USA Index, during the period as the increasingly uncertain, low-conviction environment continued to primarily favor expensive momentum stocks, pressuring the Fund’s value-oriented holdings.

Relative to the Fund’s benchmark, stock selection in financials detracted from relative performance, as the sector was pressured by European banks that faltered in the wake of the U.K.’s Brexit vote.2 Moreover, the European financials sector accounted for most of the portfolio’s largest detractors. We maintained exposure to select European banks in recent quarters based on their historically cheap valuations and solid restructuring and recapitalization progress in a stabilizing regulatory environment. We also were encouraged by European banks’ ability to adjust business models to increase fee-based income and manage the margin challenges associated with a low-to-

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The financials sector comprises banks, capital markets, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 43.

20 Semiannual Report

ftinstitutional.com

INTERNATIONAL EQUITY SERIES

Portfolio Breakdown
6/30/16
% of Total
Sector/Industry	Net Assets
Banks	12.3%
Pharmaceuticals	11.3%
Oil, Gas & Consumable Fuels	10.8%
Insurance	8.9%
Diversified Telecommunication Services	5.3%
Technology Hardware, Storage & Peripherals	4.1%
Wireless Telecommunication Services	3.5%
Auto Components	3.4%
Automobiles	3.3%
Energy Equipment & Services	3.3%
Construction Materials	3.0%
Industrial Conglomerates	2.9%
Semiconductors & Semiconductor Equipment	2.5%
Aerospace & Defense	2.3%
Chemicals	2.1%
Other	20.5%
Short-Term Investments & Other Net Assets	0.5%

negative interest rate environment. We believe European banks are currently better supported by policymakers than they were in the crises of 2008 and 2011, and passed stress tests that subject their balance sheets to highly adverse conditions. The major tail risk for the sector is a potential eurozone dissolution, which we believe remains a low probability event that we nonetheless will continue to closely monitor and assess.

Stock selection in the Fund’s industrials holdings also detracted, pressured by British Airways parent International Consolidated Airlines.3 Shares of International declined after the company issued a profit warning based on revisions to demand and currency forecasts following the results of the Brexit referendum. More broadly, the company has successfully restructured and benefited in recent quarters from strong operational improvements and supportive industry trends. The Fund initially acquired International during a period when the transport industry was cyclically depressed and restructuring success was far from assured. As the cycle recovered and company management executed on strategic initiatives, the stock became increasingly popular and has recently been pricing in peak profitability. With shares reflecting consensus optimism, we began selling our stake to realize gains during the review period. Yet, we were unable to completely liquidate the stock before Brexit took its toll on the remainder of the Fund’s position. We will continue to monitor the stock with an eye toward exiting fully on future strength.

An underweighted position and stock selection in the defensive consumer staples sector also detracted from relative returns during a period of rising risk aversion.4 Investors seeking safety and quality in an uncertain environment crowded into consumer staples, bidding up valuations to near-record levels relative to more cyclical parts of the market. Based on our analysis, we found scarce long-term value in this competitive industry trading at historically high valuations.

Although we continued to identify improving opportunities during the period, stock selection and an overweighted position in the health care sector hurt the Fund’s returns.5 Shares of one of the sector’s largest holdings, Teva Pharmaceutical Industries,6 an Israeli specialty drugmaker, declined after sales of one of the company’s large and profitable drugs fell short of expectations. Despite this setback, we see continued value in Teva’s fundamentally solid business and attractive and diversified growth prospects. More broadly within the sector, the Fund reduced its long-term health care overweighting in 2015, but in 2016 opportunities have begun to resurface as the market reacted to fears of political interference with drug pricing and corporate tax strategy. We believe such fears are generally overstated, but nonetheless have attempted to address these concerns within the portfolio by focusing our investments on well-run, highly innovative companies capable of dealing with pricing and competitive pressures on a case-by-case basis. In this sector, we continued to favor firms with sound business models, solid product portfolios, attractive research and development pipelines, and the ability to grow revenues, increase cash flows and generate high capital returns for shareholders through dividends and buybacks. We expect minimal direct threat to our pharmaceuticals holdings surrounding the events of Brexit and will continue using volatility to selectively increase exposure where warranted.

Turning to contributors, most of the Fund’s holdings in the energy sector contributed to absolute performance and the Fund’s overweighted position in the sector also aided relative returns.7 Key relative contributors within the Fund’s energy

3. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, construction and engineering, industrial conglomerates and machinery in the SOI.
4. The consumer staples sector comprises beverages and food and staples retailing in the SOI.
5. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services and pharmaceuticals in the SOI.
6. Not part of the index.
7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

ftinstitutional.com

Semiannual Report 21

INTERNATIONAL EQUITY SERIES

Top 10 Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.1%
Technology Hardware, Storage & Peripherals,
South Korea
BP PLC	2.9%
Oil, Gas & Consumable Fuels, U.K.
Royal Dutch Shell PLC	2.6%
Oil, Gas & Consumable Fuels, U.K.
Roche Holding AG	2.4%
Pharmaceuticals, Switzerland
CRH PLC	2.0%
Construction Materials, Ireland
Nissan Motor Co. Ltd.	1.8%
Automobiles, Japan
Teva Pharmaceutical Industries Ltd.	1.8%
Pharmaceuticals, Israel
Singapore Telecommunications Ltd.	1.7%
Diversified Telecommunication Services, Singapore
ING Groep NV	1.6%
Banks, Netherlands
Cie Generale des Etablissements Michelin	1.6%
Auto Components, France

holdings, which also happened to fall in the Fund’s top 10 holdings, included U.K. oil and gas producers BP and Royal Dutch Shell and French oil and gas producer Total SA. We believe the energy sector offers a good example of how the Fund has been able to successfully adapt to the market and position the Fund’s holdings for positive long-term performance. In 2014, the Fund’s energy holdings were slightly overweighted as Saudi Arabia declined to cut output in a bid to protect market share, eventually pushing oil prices significantly lower. Although our long-term oil price assumptions were already below the market’s, we used these events to reassess our forecasts and reduced our price deck even further, ensuring that companies in our portfolios have the financial capacity to sustain a period of low energy prices over a longer term.

Over the past year we continued to see value in select energy stocks, adding to the Fund’s exposures even during low periods and the Fund subsequently sits relatively overweighted compared to its index. This is a sector that we believed would be generally insulated—even during events similar to Brexit. We continued to believe a modest downturn in global gross domestic product and a somewhat softer demand from the U.K. or EU are unlikely to materially impact oil prices. At the stock level, earnings recovered from trough levels as companies slashed capital expenditures and focused on harvesting growth from the previous investment cycle. Critically, we expect that the improving returns and cash flows resulting from these better fundamentals are more likely to be used to reward shareholders than to chase economically dubious volume growth.

Stock selection in information technology (IT) also slightly helped the Fund’s returns, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics.8 Shares of the company increased as analysts upgraded earnings forecasts following strong uptake of the Galaxy S7 smartphone, better-than-expected semiconductor pricing, growing memory storage demand and an indication by Apple that it may use Samsung as its primary vendor for new iPhone displays. The stock also benefited from an intergenerational leadership transition that supports deployment of the company’s cash holdings. Management recently announced a share repurchase and treasury stock cancellation plan and targeted an increase in capital investment in 2016. Although we believe Samsung is unlikely to generate the rate of growth it achieved in the past given its maturity—with improving cash flow dynamics, more generous shareholder returns and industry leading technology, market share, profitability and research and development capabilities—we believe Samsung remains an attractive investment over the Fund’s long-term horizon. Broadly in the sector, every major tier in the tech “stack”—computer, storage, networking, database, apps—is being disrupted by a new set of technologies and the Fund’s approach is to identify both mature tech companies that offer value in their ability to adapt to change as well as new tech entrants likely to emerge as winners.

From a regional standpoint, the Fund’s stock selection and overweighting in Europe were among the largest detractors. Yet, we continued to find attractive investment opportunities in Europe, where multinational corporations with diverse revenue streams and strong operating leverage traded at depressed valuations. Conversely, the Fund’s Asian holdings finished roughly even relative to the benchmark as losses in China offset a favorable underweighted allocation in Japan and stock selection and overweighting in South Korea.

Despite the Brexit setback and accompanying uncertainty, we remained both disciplined in our analysis and thoughtful in our response to changing circumstances. To this end, we are currently reassessing our positioning on a stock-by-stock basis to account for the likely future impact of a Brexit on companies,

8. The information technology sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equip-
ment; software; and technology hardware, storage and peripherals in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

22 Semiannual Report ftinstitutional.com

INTERNATIONAL EQUITY SERIES

industries and economies. Ultimately, we expect volatility and uncertainty will continue to create long-term opportunities for value investors. Indeed, in our view, the opportunities today in equity markets are both highly compelling and largely specific to value. Few times in history has the gap between the market’s cheapest and most expensive stocks been so wide. We remain focused on identifying undervalued securities capable of generating superior investment returns over a long-term horizon.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2016, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in International Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

ftinstitutional.com

Semiannual Report 23

INTERNATIONAL EQUITY SERIES

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Net Asset Value
Share Class (Symbol)			6/30/16	12/31/15		Change
Primary (TFEQX)			$17.82	$19.05	-$	1.23
Service (TFESX)			$17.86	$19.11	-$	1.25

Performance[1]
						Total Annual
	Cumulative		Average Annual	Value of $1,000,000		Operating
Share Class	Total Return[2]		Total Return[3]	Investment[4]		Expenses[5]
Primary						0.78%
6-Month	-6.46%		-6.46%	$935,434
1-Year	-13.90%		-13.90%	$861,041
5-Year	+1.00%	+	0.20%	$1,009,923
10-Year	+25.00%	+	2.26%	$1,249,969
Service						0.93%
6-Month	-6.54%		-6.54%	$934,581
1-Year	-14.03%		-14.03%	$859,647
5-Year	+0.24%	+	0.05%	$1,002,357
Since Inception (9/18/06)	+16.93%	+	1.61%	$1,169,365

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current per-
formance may differ from figures shown. For the most recent month-end performance, go to
ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaran-
teed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

24 Semiannual Report

ftinstitutional.com

INTERNATIONAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16

Primary Shares
Actual	$1,000	$935.40	$3.75
Hypothetical (5% return before expenses)	$1,000	$1,020.98	$3.92

Service Shares
Actual	$1,000	$934.60	$4.47
Hypothetical (5% return before expenses)	$1,000	$1,020.24	$4.67

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Primary Shares:
0.78% and Service Shares: 0.93%), multiplied by the average account value over the period, multiplied by 182/366 for to reflect the one-half year period.

ftinstitutional.com Semiannual Report 25

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Emerging Markets Series
	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.65	$4.59	$7.31	$10.49	$10.48	$16.70
Income from investment operations[a]:
Net investment income[b]	0.03	0.04	0.12 [c]	0.13	0.22	0.27
Net realized and unrealized gains (losses)	0.38	(0.90)	(0.70)	(0.13)	1.38	(1.88)
Total from investment operations	0.41	(0.86)	(0.58)	—	1.60	(1.61)
Less distributions from:
Net investment income	—	(0.06)	(0.19)	(0.13)	(0.32)	(0.30)
Net realized gains	—	(0.02)	(1.95)	(3.05)	(1.27)	(4.31)
Total distributions	—	(0.08)	(2.14)	(3.18)	(1.59)	(4.61)
Net asset value, end of period	$4.06	$3.65	$4.59	$7.31	$10.49	$10.48

Total return[d]	11.23%	(18.88)%	(8.01)%	0.72%	15.77%	(12.02)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.40%	1.33%	1.32%	1.32%	1.28%	1.34%
Expenses net of waiver and payments by affiliates	1.32%	1.32%	1.32%	1.29%	1.24%	1.32%
Net investment income	1.45%	0.83%	1.74%[c]	1.23%	1.99%	1.74%

Supplemental data
Net assets, end of period (000’s)	$46,891	$71,434	$101,861	$165,216	$249,190	$272,364
Portfolio turnover rate	10.25%	69.65%	78.18%	52.07%	24.31%	9.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.33%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

26 Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2016 (unaudited)
Emerging Markets Series
	Industry	Shares	Value
Common Stocks 92.3%
Argentina 0.4%
[a] Grupo Clarin SA, B, GDR, Reg S	Media	2,037	$40,536
MercadoLibre Inc	Internet Software & Services	1,200	168,804
			209,340
Belgium 1.4%
Anheuser-Busch InBev NV	Beverages	5,223	681,759
Brazil 2.9%
CETIP S.A. – Mercados Organizados	Capital Markets	35,500	484,101
Duratex SA	Paper & Forest Products	38,741	102,547
M Dias Branco SA	Food Products	12,000	395,740
Mahle-Metal Leve SA Industria e Comercio	Auto Components	18,900	135,076
Totvs SA	Software	24,600	233,957
			1,351,421
Cambodia 0.8%
NagaCorp Ltd	Hotels, Restaurants & Leisure	576,000	383,087
China 18.9%
[b] Alibaba Group Holding Ltd., ADR	Internet Software & Services	1,530	121,681
[b] Baidu Inc., ADR	Internet Software & Services	5,370	886,856
Brilliance China Automotive Holdings Ltd	Automobiles	2,072,000	2,112,473
China Life Insurance Co. Ltd., H	Insurance	83,000	177,801
China Mobile Ltd	Wireless Telecommunication Services	60,000	686,348
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	1,138,500	820,295
COSCO Pacific Ltd	Transportation Infrastructure	165,400	164,154
Dah Chong Hong Holdings Ltd	Distributors	439,100	206,577
NetEase Inc., ADR	Internet Software & Services	3,308	639,172
Poly Culture Group Corp. Ltd., H	Media	57,500	132,958
Tencent Holdings Ltd	Internet Software & Services	97,800	2,222,369
Uni-President China Holdings Ltd	Food Products	802,800	674,652
			8,845,336
Hong Kong 3.8%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	83,019	559,548
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	523,400	677,318
Sands China Ltd	Hotels, Restaurants & Leisure	157,600	526,115
			1,762,981
Hungary 1.1%
Richter Gedeon Nyrt	Pharmaceuticals	24,881	494,339
India 11.9%
Bajaj Holdings and Investment Ltd	Diversified Financial Services	3,324	81,995
Biocon Ltd	Biotechnology	77,889	855,231
Dr. Reddy’s Laboratories Ltd	Pharmaceuticals	15,633	783,158
Glenmark Pharmaceuticals Ltd	Pharmaceuticals	12,288	145,454
ICICI Bank Ltd	Banks	220,500	785,752
Infosys Ltd	IT Services	40,960	710,419
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	160,000	512,682
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	37,700	541,258
Tata Chemicals Ltd	Chemicals	51,000	325,173
Tata Consultancy Services Ltd	IT Services	15,846	599,321
[b] Tata Motors Ltd., A	Automobiles	52,906	228,658
			5,569,101

ftinstitutional.com

Semiannual Report 27

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Emerging Markets Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Indonesia 3.8%
Astra International Tbk PT	Automobiles	2,111,600	$1,182,656
Bank Danamon Indonesia Tbk PT	Banks	891,700	238,911
Semen Indonesia (Persero) Tbk PT	Construction Materials	519,100	367,348
			1,788,915
Mexico 0.6%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	19,100	234,166
Nemak SAB de CV	Auto Components	41,600	48,723
[b] Telesites SAB de CV	Diversified Telecommunication Services	19,500	12,054
			294,943
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	37,557	17,872
Pakistan 1.1%
Habib Bank Ltd	Banks	268,700	505,336
Philippines 0.1%
[b] Bloomberry Resorts Corp	Hotels, Restaurants & Leisure	382,100	53,865
Russia 2.9%
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	6,750	281,948
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	200	8,354
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	20,799	378,542
[b] Yandex NV, A	Internet Software & Services	32,204	703,657
			1,372,501
Singapore 0.2%
DBS Group Holdings Ltd	Banks	6,324	73,999
South Africa 7.9%
Massmart Holdings Ltd	Food & Staples Retailing	30,309	259,350
MTN Group Ltd	Wireless Telecommunication Services	20,188	195,944
Naspers Ltd., N	Media	15,915	2,421,015
Remgro Ltd	Diversified Financial Services	46,655	806,870
			3,683,179
South Korea 13.6%
Daelim Industrial Co. Ltd	Construction & Engineering	8,526	562,118
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	8,416	663,649
Hankook Tire Co. Ltd	Auto Components	4,960	219,442
Hanon Systems	Auto Components	30,095	274,127
Hyundai Development Co	Construction & Engineering	22,780	781,572
iMarketkorea Inc	Trading Companies & Distributors	15,123	152,182
Interpark Holdings Corp	Internet & Catalog Retail	9,693	50,116
KT Skylife Co. Ltd	Media	44,030	618,774
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	2,052	2,536,652
SK Hynix Inc	Semiconductors & Semiconductor Equipment	18,800	528,411
			6,387,043
Taiwan 11.0%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	66,000	486,726
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments & Components	387,200	991,896
Largan Precision Co. Ltd	Electronic Equipment, Instruments & Components	3,000	274,336
Pegatron Corp	Technology Hardware, Storage & Peripherals	218,000	458,947
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	581,000	2,931,610
			5,143,515

28 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Emerging Markets Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Thailand 4.8%
Kasikornbank PCL, fgn	Banks	112,900	$554,534
Land and Houses PCL, fgn	Real Estate Management & Development	1,107,300	285,338
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	135,700	323,601
Siam Commercial Bank PCL, fgn	Banks	51,100	202,247
Thai Beverage PCL, fgn	Beverages	1,315,500	888,818
			2,254,538
United Kingdom 5.1%
Unilever PLC	Personal Products	50,455	2,407,833
Total Common Stocks (Cost $38,637,288)			43,280,903
[c] Participatory Notes 1.1%
Saudi Arabia 1.1%
[d] Deutsche Bank AG/London, Samba Financial Group, 144A,
9/27/16	Banks	35,277	188,096
[d] HSBC Bank PLC, Saudi Basic Industries Corp., 144A,
10/31/16	Chemicals	16,068	346,981
Total Participatory Notes (Cost $576,549)			535,077
Preferred Stocks 6.2%
Brazil 6.2%
[e] Banco Bradesco SA, 4.4%, ADR, pfd	Banks	172,520	1,347,381
[e] Itau Unibanco Holding SA, 3.8%, ADR, pfd	Banks	164,742	1,555,165
Total Preferred Stocks (Cost $2,124,472)			2,902,546
Total Investments (Cost $41,338,309) 99.6%			46,718,526
Other Assets, less Liabilities 0.4%			172,500
Net Assets 100.0%			$46,891,026

See Abbreviations on page 62.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $419,078, representing 0.9% of net assets.
bNon-income producing.
cSee Note 1(d) regarding Participatory Notes.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
eVariable rate security. The rate shown represents the yield at period end.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 29

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Smaller Companies Series
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.90	$20.80	$21.96	$18.31	$15.31	$17.68
Income from investment operations[a]:
Net investment income[b]	0.18	0.28	0.25	0.24	0.29	0.29
Net realized and unrealized gains (losses)	(1.19)	0.12	(0.98)	3.82	3.01	(2.29)
Total from investment operations	(1.01)	0.40	(0.73)	4.06	3.30	(2.00)
Less distributions from:
Net investment income	—	(0.28)	(0.16)	(0.30)	(0.27)	(0.24)
Net realized gains	—	(0.02)	(0.27)	(0.11)	(0.03)	(0.13)
Total distributions	—	(0.30)	(0.43)	(0.41)	(0.30)	(0.37)
Net asset value, end of period	$19.89	$20.90	$20.80	$21.96	$18.31	$15.31

Total return[c]	(4.83)%	1.88%	(3.32)%	22.24%	21.56%	(11.30)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.99%	0.98%	0.98%	0.99%	1.01%	1.02%
Expenses net of waiver and payments by affiliates	0.98%[e]	0.98%[e,f]	0.98%	0.98%[e]	0.95%	0.95%
Net investment income	1.83%	1.28%	1.15%	1.16%	1.70%	1.68%

Supplemental data
Net assets, end of period (000’s)	$1,008,000	$1,260,407	$1,281,733	$1,252,797	$495,600	$317,390
Portfolio turnover rate	12.42%	29.11%	21.36%	23.84%	19.76%	10.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

30 Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

                                     TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2016 (unaudited)
Foreign Smaller Companies Series
	Industry	Shares	Value
Common Stocks 94.7%
Austria 0.4%
Wienerberger AG	Construction Materials	301,970	$4,223,162
Belgium 1.8%
Barco NV	Electronic Equipment, Instruments & Components	183,910	11,998,814
Ontex Group NV	Personal Products	183,400	5,752,742
			17,751,556
Bermuda 1.4%
Axis Capital Holdings Ltd	Insurance	261,330	14,373,150
Brazil 2.0%
Grendene SA	Textiles, Apparel & Luxury Goods	1,014,700	5,201,159
M Dias Branco SA	Food Products	352,500	11,624,860
Tupy SA	Auto Components	985,000	3,619,519
			20,445,538
Canada 7.2%
[a] Badger Daylighting Inc	Construction & Engineering	659,200	11,478,988
Canaccord Genuity Group Inc	Capital Markets	1,228,438	4,677,591
Dorel Industries Inc., B	Household Durables	189,000	5,028,883
Enerflex Ltd	Energy Equipment & Services	785,400	6,491,813
Genworth MI Canada Inc	Thrifts & Mortgage Finance	275,000	7,053,247
HudBay Minerals Inc	Metals & Mining	2,289,860	10,934,476
Laurentian Bank of Canada	Banks	149,900	5,596,452
Mullen Group Ltd	Energy Equipment & Services	909,800	9,928,163
Precision Drilling Corp	Energy Equipment & Services	1,092,500	5,791,831
Russel Metals Inc	Trading Companies & Distributors	319,500	5,657,581
			72,639,025
China 4.4%
AAC Technologies Holdings Inc	Electronic Equipment, Instruments & Components	1,292,000	10,974,202
China ZhengTong Auto Services Holdings
Ltd	Specialty Retail	11,103,500	4,078,776
Goodbaby International Holdings Ltd	Leisure Products	15,905,600	7,339,359
Greatview Aseptic Packaging Co. Ltd	Containers & Packaging	13,283,300	6,283,434
[a,b] Kingdee International Software Group Co.
Ltd	Software	15,985,700	4,883,206
Xtep International Holdings Ltd	Textiles, Apparel & Luxury Goods	10,077,300	5,429,321
Yingde Gases Group Co. Ltd	Chemicals	13,862,500	5,002,932
			43,991,230
Colombia 1.1%
[b,c] Gran Tierra Energy Inc. (CAD Traded)	Oil, Gas & Consumable Fuels	2,863,400	9,617,797
[b,c,d] Gran Tierra Energy Inc. (USD Traded)	Oil, Gas & Consumable Fuels	449,100	1,517,958
			11,135,755
Finland 4.0%
Amer Sports OYJ	Leisure Products	723,812	19,731,384
Huhtamaki OYJ	Containers & Packaging	487,300	20,109,867
			39,841,251
France 0.4%
Beneteau	Leisure Products	426,015	4,046,696
Germany 6.4%
Gerresheimer AG	Life Sciences Tools & Services	262,780	20,122,497
Grand City Properties SA	Real Estate Management & Development	659,580	13,518,241

ftinstitutional.com

Semiannual Report 31

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Germany (continued)
Jenoptik AG	Electronic Equipment, Instruments & Components	677,550	$11,126,530
Rational AG	Machinery	41,960	19,381,562
			64,148,830
Hong Kong 7.2%
EVA Precision Industrial Holdings Ltd	Machinery	36,710,000	3,501,396
Luk Fook Holdings (International) Ltd	Specialty Retail	3,586,000	7,931,450
Sitoy Group Holdings Ltd	Textiles, Apparel & Luxury Goods	11,516,000	4,586,540
Stella International Holdings Ltd	Textiles, Apparel & Luxury Goods	2,949,062	5,207,503
Techtronic Industries Co. Ltd	Household Durables	4,873,000	20,255,882
[a] Value Partners Group Ltd	Capital Markets	12,874,000	11,814,587
Vinda International Holdings Ltd	Household Products	2,844,700	4,913,221
VTech Holdings Ltd	Communications Equipment	1,371,400	14,432,626
			72,643,205
India 1.3%
Dewan Housing Finance Corp. Ltd	Thrifts & Mortgage Finance	2,276,446	6,869,421
Jain Irrigation Systems Ltd	Machinery	5,298,074	5,847,175
			12,716,596
Italy 2.1%
Azimut Holding SpA	Capital Markets	246,707	3,995,215
Interpump Group SpA	Machinery	1,119,665	17,473,376
			21,468,591
Japan 17.5%
Anritsu Corp	Electronic Equipment, Instruments & Components	1,033,600	5,894,848
Asahi Co. Ltd	Specialty Retail	364,600	5,196,719
Asics Corp	Textiles, Apparel & Luxury Goods	889,400	14,778,121
Capcom Co. Ltd	Software	279,500	6,376,199
Daibiru Corp	Real Estate Management & Development	924,500	7,850,753
Descente Ltd	Textiles, Apparel & Luxury Goods	710,271	7,565,220
Dowa Holdings Co. Ltd	Metals & Mining	1,733,000	8,776,170
Fuji Oil Holdings Inc	Food Products	503,300	9,259,453
Keihin Corp	Auto Components	449,900	6,808,944
Kobayashi Pharmaceutical Co. Ltd	Personal Products	450,600	19,786,696
Koshidaka Holdings Co. Ltd	Hotels, Restaurants & Leisure	288,100	5,967,039
KYB Corp	Auto Components	1,432,000	4,561,878
MEITEC Corp	Professional Services	470,100	15,772,418
Nachi-Fujikoshi Corp	Machinery	2,412,000	7,216,732
Shinko Plantech Co. Ltd	Energy Equipment & Services	710,800	5,258,303
Square Enix Holdings Co. Ltd	Software	195,300	6,259,434
Sumitomo Rubber Industries Ltd	Auto Components	1,098,800	14,501,713
Tsugami Corp	Machinery	1,186,000	4,432,786
Tsumura & Co	Pharmaceuticals	746,900	20,040,280
			176,303,706
Luxembourg 1.0%
[b] Stabilus SA	Machinery	206,604	9,791,969
Netherlands 5.3%
Aalberts Industries NV	Machinery	578,878	17,380,318
Accell Group NV	Leisure Products	281,994	5,820,221
Arcadis NV	Construction & Engineering	751,341	11,320,884

32 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Netherlands (continued)
Beter Bed Holding NV	Specialty Retail	229,840	$5,038,440
[e] Refresco Group NV, Reg S	Beverages	967,072	14,362,113
			53,921,976
Norway 0.5%
Tomra Systems ASA	Commercial Services & Supplies	478,542	5,076,815
Philippines 1.0%
Metropolitan Bank & Trust Co	Banks	2,045,796	3,924,200
Vista Land & Lifescapes Inc	Real Estate Management & Development	55,273,900	6,266,456
			10,190,656
Poland 0.6%
CCC SA	Textiles, Apparel & Luxury Goods	138,140	5,591,443
South Korea 5.6%
BNK Financial Group Inc	Banks	1,277,989	8,946,832
DGB Financial Group Inc	Banks	1,432,023	10,770,546
Hanon Systems	Auto Components	567,273	5,167,138
[b] Hyundai Mipo Dockyard Co. Ltd	Machinery	86,743	5,199,734
KIWOOM Securities Co. Ltd	Capital Markets	171,159	10,601,482
Korea Investment Holdings Co. Ltd	Capital Markets	288,726	10,544,758
Youngone Corp	Textiles, Apparel & Luxury Goods	139,526	5,010,997
			56,241,487
Spain 1.9%
[a] Construcciones y Auxiliar de Ferrocarriles
SA	Machinery	28,597	9,703,297
Tecnicas Reunidas SA	Energy Equipment & Services	308,806	9,172,236
			18,875,533
Sweden 3.4%
Bulten AB	Auto Components	619,212	5,985,006
Cloetta AB, B	Food Products	1,210,700	4,151,184
Duni AB	Household Durables	521,372	6,657,465
[e] The Thule Group AB, Reg S	Leisure Products	1,251,070	17,787,059
			34,580,714
Switzerland 3.6%
[b] Basilea Pharmaceutica AG	Biotechnology	63,600	4,394,857
Bucher Industries AG	Machinery	46,260	10,800,793
[a] Logitech International SA	Technology Hardware, Storage & Peripherals	374,720	6,100,442
Vontobel Holding AG	Capital Markets	349,230	15,044,689
			36,340,781
Taiwan 4.4%
Casetek Holdings Ltd	Technology Hardware, Storage & Peripherals	1,073,000	3,748,253
Chicony Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	4,829,357	10,871,864
Giant Manufacturing Co. Ltd	Leisure Products	2,093,482	13,000,975
Simplo Technology Co. Ltd	Electronic Equipment, Instruments & Components	1,703,918	5,952,206
Tripod Technology Corp	Electronic Equipment, Instruments & Components	5,665,000	10,994,023
			44,567,321

ftinstitutional.com

Semiannual Report 33

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Thailand 0.7%
L.P.N. Development PCL, fgn	Real Estate Management & Development	8,859,700	$3,254,275
Pruksa Real Estate PCL, fgn	Real Estate Management & Development	5,741,800	4,128,145
			7,382,420
United Kingdom 9.5%
Bellway PLC	Household Durables	151,010	3,821,751
Bovis Homes Group PLC	Household Durables	365,390	3,551,768
Devro PLC	Food Products	1,392,447	4,813,466
DFS Furniture PLC	Household Durables	2,652,200	7,398,240
Dignity PLC	Diversified Consumer Services	227,524	7,796,879
Foxtons Group PLC	Real Estate Management & Development	3,504,792	5,210,718
Greggs PLC	Food & Staples Retailing	1,068,590	13,821,122
Laird PLC	Electronic Equipment, Instruments & Components	2,129,470	9,330,384
[b] LivaNova PLC	Health Care Equipment & Supplies	178,921	8,987,202
Man Group PLC	Capital Markets	7,655,611	11,810,646
Oxford Instruments PLC	Electronic Equipment, Instruments & Components	707,786	6,710,147
SIG PLC	Trading Companies & Distributors	3,565,503	5,348,522
[b] Vectura Group PLC	Pharmaceuticals	3,427,042	7,379,933
			95,980,778
Total Common Stocks
(Cost $879,773,074)			954,270,184
Preferred Stocks 0.8%
Brazil 0.7%
[f] Alpargatas SA, 5.8%, pfd	Textiles, Apparel & Luxury Goods	2,293,300	7,470,079
Germany 0.1%
Draegerwerk AG & Co. KGAA, pfd	Health Care Equipment & Supplies	11,629	706,692
Total Preferred Stocks
(Cost $8,203,110)			8,176,771
Total Investments before
Short Term Investments
(Cost $887,976,184)			962,446,955

		Principal
		Amount
Short Term Investments 3.0%
U.S. Government and Agency
Securities
(Cost $2,499,986) 0.2%
United States 0.2%
[g] FHLMC, 7/01/16		$2,500,000	2,500,000
Total Investments before
Money Market Funds
(Cost $890,476,170)			964,946,955

34 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
	Shares	Value
[h] Investments from Cash Collateral
Received for Loaned Securities
(Cost $27,732,012) 2.8%
Money Market Funds 2.8%
United States 2.8%
[b,i] Institutional Fiduciary Trust Money Market
Portfolio	27,732,012	$27,732,012
Total Investments (Cost
$918,208,182) 98.5%		992,678,967
Other Assets, less
Liabilities 1.5%		15,321,405
Net Assets 100.0%		$1,008,000,372

See Abbreviations on page 62.

aA portion or all of the security is on loan at June 30, 2016. See Note 1(e).
bNon-income producing.
cAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
dSecurity purchased on a delayed delivery basis. See Note 1(c).
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these secu-
rities was $32,149,172 representing 3.2% of net assets.
fVariable rate security. The rate shown represents the yield at period end.
gThe security is traded on a discount basis with no stated coupon rate.
hSee Note 1(e) regarding securities on loan.
iSee Note 3(d) regarding investments in affiliated management investment companies.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 35

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Global Equity Series
	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.73	$9.64	$11.53	$9.88	$8.06	$8.70
Income from investment operations[a]:
Net investment income[b]	0.11	0.14	0.25 [c]	0.14	0.16	0.14
Net realized and unrealized gains (losses)	(0.71)	(0.43)	(0.46)	2.84	1.82	(0.67)
Total from investment operations	(0.60)	(0.29)	(0.21)	2.98	1.98	(0.53)
Less distributions from:
Net investment income	—	(0.16)	(0.26)	(0.13)	(0.16)	(0.11)
Net realized gains	—	(0.46)	(1.42)	(1.20)	—	—
Total distributions	—	(0.62)	(1.68)	(1.33)	(0.16)	(0.11)
Net asset value, end of period	$8.13	$8.73	$9.64	$11.53	$9.88	$8.06

Total return[d]	(6.87)%	(3.43)%	(2.01)%	30.43%	24.63%	(6.10)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.83%	0.81%	0.92%	0.94%	0.94%	0.95%
Expenses net of waiver and payments by affiliates	0.83%[f]	0.81%[f,g]	0.92%	0.90%[g]	0.81%[g]	0.81%[g]
Net investment income	2.69%	1.47%	2.21%[c]	1.26%	1.80%	1.60%

Supplemental data
Net assets, end of period (000’s)	$250,505	$282,830	$467,375	$491,602	$432,585	$371,108
Portfolio turnover rate	8.07%	36.88%	35.50%	42.66%	45.23%	18.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
CNet investment income per share includes approximately $0.09 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

36 Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2016 (unaudited)
Global Equity Series
	Industry	Shares	Value
Common Stocks 96.4%
Austria 0.5%
UNIQA Insurance Group AG	Insurance	199,138	$1,187,832
Belgium 0.5%
UCB SA	Pharmaceuticals	15,790	1,177,754
China 5.3%
[a] Baidu Inc., ADR	Internet Software & Services	7,670	1,266,701
China Life Insurance Co. Ltd., H	Insurance	579,000	1,240,322
China Mobile Ltd	Wireless Telecommunication Services	66,500	760,703
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	5,740,000	2,559,841
CRRC Corp. Ltd., H	Machinery	1,876,500	1,673,708
GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	2,309,000	303,563
Haier Electronics Group Co. Ltd	Household Durables	763,000	1,166,364
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	1,662,000	1,370,996
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	539,000	1,186,593
Sinopharm Group Co. Ltd	Health Care Providers & Services	318,000	1,514,491
Weichai Power Co. Ltd., H	Machinery	365,000	373,541
			13,416,823
France 7.8%
AXA SA	Insurance	118,345	2,338,812
BNP Paribas SA	Banks	73,470	3,241,942
Cie Generale des Etablissements Michelin, B	Auto Components	24,878	2,352,932
Compagnie de Saint-Gobain	Building Products	62,890	2,398,143
Credit Agricole SA	Banks	280,240	2,351,556
Sanofi	Pharmaceuticals	20,020	1,664,812
Technip SA	Energy Equipment & Services	26,350	1,427,701
Total SA, B	Oil, Gas & Consumable Fuels	52,380	2,522,078
Zodiac Aerospace	Aerospace & Defense	56,220	1,317,293
			19,615,269
Germany 6.8%
Bayer AG	Pharmaceuticals	22,990	2,296,598
Deutsche Boerse AG	Diversified Financial Services	14,320	1,168,880
Deutsche Lufthansa AG	Airlines	162,680	1,901,367
HeidelbergCement AG	Construction Materials	13,680	1,024,472
Lanxess AG	Chemicals	55,380	2,414,504
Merck KGaA	Pharmaceuticals	26,260	2,653,860
Metro AG	Food & Staples Retailing	50,860	1,550,738
[a] MorphoSys AG	Life Sciences Tools & Services	26,510	1,098,427
SAP SE	Software	21,300	1,587,792
Siemens AG, ADR	Industrial Conglomerates	14,075	1,443,954
			17,140,592
Hong Kong 0.5%
CK Hutchison Holdings Ltd	Industrial Conglomerates	117,040	1,275,478
India 0.2%
Housing Development Finance Corp. Ltd	Thrifts & Mortgage Finance	21,725	403,451
Ireland 1.3%
CRH PLC	Construction Materials	109,920	3,172,148
Israel 1.6%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	81,586	4,098,065

ftinstitutional.com                                                                       Semiannual Report 37

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Italy 1.6%
Eni SpA	Oil, Gas & Consumable Fuels	175,747	$2,832,422
UniCredit SpA	Banks	595,009	1,301,047
			4,133,469
Japan 6.1%
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	228,900	1,640,145
Nissan Motor Co. Ltd	Automobiles	373,900	3,323,193
Omron Corp	Electronic Equipment, Instruments & Components	56,000	1,794,820
SoftBank Group Corp	Wireless Telecommunication Services	50,900	2,853,160
Suntory Beverage & Food Ltd	Beverages	52,700	2,357,531
[a] Toshiba Corp	Industrial Conglomerates	548,000	1,466,640
Toyota Motor Corp	Automobiles	36,200	1,770,829
			15,206,318
Netherlands 2.3%
Akzo Nobel NV	Chemicals	40,880	2,557,775
NN Group NV	Insurance	70,780	1,947,951
[a] QIAGEN NV	Life Sciences Tools & Services	61,020	1,320,380
			5,826,106
Norway 1.1%
Telenor ASA	Diversified Telecommunication Services	163,950	2,696,701
Portugal 1.6%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	294,710	4,088,917
Singapore 0.8%
Singapore Telecommunications Ltd	Diversified Telecommunication Services	640,104	1,962,824
South Korea 4.1%
Hana Financial Group Inc	Banks	61,839	1,247,251
Hyundai Mobis Co. Ltd	Auto Components	8,275	1,808,994
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	5,747	7,104,356
			10,160,601
Spain 0.8%
Telefonica SA	Diversified Telecommunication Services	223,762	2,101,165
Sweden 0.3%
Getinge AB, B	Health Care Equipment & Supplies	33,740	688,930
Switzerland 4.7%
ABB Ltd	Electrical Equipment	140,580	2,753,703
[a] Basilea Pharmaceutica AG	Biotechnology	14,080	972,949
Credit Suisse Group AG	Capital Markets	177,261	1,872,309
Glencore PLC	Metals & Mining	710,280	1,447,623
Roche Holding AG	Pharmaceuticals	12,790	3,355,721
Swiss Re AG	Insurance	16,510	1,433,483
			11,835,788
Thailand 0.8%
Bangkok Bank PCL, NVDR	Banks	439,200	1,982,153
United Kingdom 14.4%
Aviva PLC	Insurance	379,740	1,994,494
BAE Systems PLC	Aerospace & Defense	283,370	1,979,911
Barclays PLC	Banks	1,033,920	1,910,780

38 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
BP PLC	Oil, Gas & Consumable Fuels	759,750	$4,438,682
GlaxoSmithKline PLC	Pharmaceuticals	141,570	3,028,806
HSBC Holdings PLC	Banks	534,800	3,267,343
Kingfisher PLC	Specialty Retail	382,070	1,642,983
Marks & Spencer Group PLC	Multiline Retail	214,310	910,720
Petrofac Ltd	Energy Equipment & Services	126,320	1,307,056
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	160,700	4,418,400
Sky PLC	Media	209,240	2,365,925
Standard Chartered PLC	Banks	262,185	1,973,827
[a] Subsea 7 SA	Energy Equipment & Services	193,050	1,876,131
[a] Tesco PLC	Food & Staples Retailing	733,610	1,710,864
Vodafone Group PLC	Wireless Telecommunication Services	1,059,822	3,217,074
			36,042,996
United States 33.3%
Allegheny Technologies Inc	Metals & Mining	93,570	1,193,018
[a] Allergan PLC	Pharmaceuticals	16,680	3,854,581
[a] Alphabet Inc., A	Internet Software & Services	5,410	3,806,097
American International Group Inc	Insurance	48,680	2,574,685
Amgen Inc	Biotechnology	24,490	3,726,153
Apache Corp	Oil, Gas & Consumable Fuels	46,780	2,604,243
Apple Inc	Technology Hardware, Storage & Peripherals	13,900	1,328,840
Applied Materials Inc	Semiconductors & Semiconductor Equipment	56,980	1,365,811
Baker Hughes Inc	Energy Equipment & Services	40,630	1,833,632
Capital One Financial Corp	Consumer Finance	48,310	3,068,168
[a] Chesapeake Energy Corp	Oil, Gas & Consumable Fuels	131,830	564,232
Citigroup Inc	Banks	93,670	3,970,671
Comcast Corp., A	Media	68,710	4,479,205
ConocoPhillips	Oil, Gas & Consumable Fuels	28,830	1,256,988
Devon Energy Corp	Oil, Gas & Consumable Fuels	19,430	704,338
Eastman Chemical Co	Chemicals	17,930	1,217,447
General Motors Co	Automobiles	63,240	1,789,692
Gilead Sciences Inc	Biotechnology	44,610	3,721,366
Halliburton Co	Energy Equipment & Services	86,730	3,928,002
The Hartford Financial Services Group Inc	Insurance	36,700	1,628,746
JPMorgan Chase & Co	Banks	72,270	4,490,858
[a] Knowles Corp	Electronic Equipment, Instruments & Components	108,580	1,485,374
Medtronic PLC	Health Care Equipment & Supplies	27,180	2,358,409
Microsoft Corp	Software	116,700	5,971,539
Morgan Stanley	Capital Markets	100,980	2,623,460
News Corp., A	Media	150,200	1,704,770
Oracle Corp	Software	96,100	3,933,373
Pfizer Inc	Pharmaceuticals	39,600	1,394,316
Stanley Black & Decker Inc	Machinery	22,160	2,464,635
SunTrust Banks Inc	Banks	65,970	2,710,048
Twenty-First Century Fox Inc., A	Media	69,530	1,880,787
Voya Financial Inc	Diversified Financial Services	43,220	1,070,127
Walgreens Boots Alliance Inc	Food & Staples Retailing	31,630	2,633,830
			83,337,441
Total Common Stocks
(Cost $240,134,565)			241,550,821

ftinstitutional.com

Semiannual Report 39

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)
	Industry	Shares	Value
Preferred Stocks (Cost $1,842,628) 0.4%
Germany 0.4%
Draegerwerk AG & Co. KGAA, pfd	Health Care Equipment & Supplies	14,800	$899,393
Total Investments before Short Term
Investments (Cost $241,977,193)			242,450,214

		Principal
		Amount
Short Term Investments (Cost $7,100,000) 2.8%
Time Deposits 2.8%
United States 2.8%
Royal Bank of Canada, 0.30%, 07/01/16		$7,100,000	7,100,000
Total Investments (Cost $249,077,193) 99.6%			249,550,214
Other Assets, less Liabilities 0.4%			954,596
Net Assets 100.0%			$250,504,810

See Abbreviations on page 62.

aNon-income producing.

40 Semiannual Report | The accompanying notes are an integral part of these financial statements.

ftinstitutional.com

                                                                                                                                                                                                                                                                                TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
International Equity Series
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Primary Shares
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.05	$20.05	$22.72	$19.60	$17.04	$20.06
Income from investment operations[a]:
Net investment income[b]	0.34	0.45	0.74 [c]	0.45	0.48	0.55
Net realized and unrealized gains (losses)	(1.57)	(0.98)	(2.27)	3.36	2.68	(2.74)
Total from investment operations	(1.23)	(0.53)	(1.53)	3.81	3.16	(2.19)
Less distributions from:
Net investment income	—	(0.47)	(0.79)	(0.44)	(0.58)	(0.53)
Net realized gains	—	—	(0.35)	(0.25)	(0.02)	(0.30)
Total distributions	—	(0.47)	(1.14)	(0.69)	(0.60)	(0.83)
Net asset value, end of period	$17.82	$19.05	$20.05	$22.72	$19.60	$17.04

Total return[d]	(6.46)%	(2.67)%	(6.78)%	19.51%	18.55%	(10.90)%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	0.79%	0.78%	0.78%	0.79%	0.80%	0.79%
Expenses net of waiver and payments
by affiliates	0.78%[f]	0.78%[g]	0.78%[g]	0.79%	0.80%	0.79%
Net investment income	3.81%	2.16%	3.27%[c]	2.12%	2.66%	2.77%

Supplemental data
Net assets, end of period (000’s)	$4,587,026	$5,077,937	$6,210,850	$6,815,920	$5,820,506	$5,364,372
Portfolio turnover rate	6.64%	16.16%	14.97%	15.89%	11.94%	9.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 41

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL H IGHLIGHTS

International Equity Series (continued)
	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Service Shares
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.11	$20.11	$22.79	$19.62	$17.02	$20.03
Income from investment operations[a]:
Net investment income[b]	0.32	0.36	0.71 [c]	0.48	0.55	0.52
Net realized and unrealized gains (losses)	(1.57)	(0.92)	(2.28)	3.30	2.59	(2.73)
Total from investment operations	(1.25)	(0.56)	(1.57)	3.78	3.14	(2.21)
Less distributions from:
Net investment income	—	(0.44)	(0.76)	(0.36)	(0.52)	(0.50)
Net realized gains	—	—	(0.35)	(0.25)	(0.02)	(0.30)
Total distributions	—	(0.44)	(1.11)	(0.61)	(0.54)	(0.80)
Net asset value, end of period	$17.86	$19.11	$20.11	$22.79	$19.62	$17.02

Total return[d]	(6.54)%	(2.80)%	(6.95)%	19.31%	18.45%	(11.06)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.94%	0.93%	0.93%	0.94%	0.95%	0.94%
Expenses net of waiver and payments by affiliates	0.93%[f]	0.93%[g]	0.93%[g]	0.94%	0.95%	0.94%
Net investment income	3.66%	2.01%	3.12%[c]	1.97%	2.51%	2.62%

Supplemental data
Net assets, end of period (000’s)	$11,344	$12,525	$6,985	$7,705	$19,637	$61,202
Portfolio turnover rate	6.64%	16.16%	14.97%	15.89%	11.94%	9.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.85%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42 Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

                                  TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2016 (unaudited)
International Equity Series
	Industry	Shares	Value
Common Stocks 99.5%
Brazil 0.3%
Embraer SA, ADR	Aerospace & Defense	697,472	$15,149,093
Canada 1.2%
Suncor Energy Inc	Oil, Gas & Consumable Fuels	1,993,460	55,294,177
China 6.9%
[a] Baidu Inc., ADR	Internet Software & Services	173,410	28,638,662
China Life Insurance Co. Ltd., H	Insurance	14,260,000	30,547,493
China Mobile Ltd	Wireless Telecommunication Services	4,617,440	52,819,545
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	122,824,040	54,775,269
CRRC Corp. Ltd., H	Machinery	20,463,280	18,251,828
[b] GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	187,873,370	24,699,629
Haier Electronics Group Co. Ltd	Household Durables	22,476,700	34,359,139
Sinopharm Group Co. Ltd	Health Care Providers & Services	12,010,800	57,202,026
Weichai Power Co. Ltd., H	Machinery	14,552,600	14,893,135
			316,186,726
France 9.7%
AXA SA	Insurance	2,848,040	56,284,845
BNP Paribas SA	Banks	1,652,540	72,920,082
Cie Generale des Etablissements Michelin, B	Auto Components	797,179	75,396,263
Compagnie de Saint-Gobain	Building Products	1,168,890	44,572,501
Sanofi	Pharmaceuticals	905,549	75,303,148
Technip SA	Energy Equipment & Services	438,303	23,748,224
Total SA, B	Oil, Gas & Consumable Fuels	1,497,443	72,101,327
Zodiac Aerospace	Aerospace & Defense	1,201,300	28,147,713
			448,474,103
Germany 11.2%
Bayer AG	Pharmaceuticals	703,396	70,266,094
Deutsche Boerse AG	Diversified Financial Services	383,970	31,341,828
Deutsche Lufthansa AG	Airlines	2,411,380	28,183,663
Deutsche Post AG	Air Freight & Logistics	726,407	20,297,984
HeidelbergCement AG	Construction Materials	585,690	43,861,343
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	3,184,714	45,864,980
Lanxess AG	Chemicals	641,410	27,964,729
Merck KGaA	Pharmaceuticals	683,088	69,033,519
Metro AG	Food & Staples Retailing	1,489,520	45,415,951
Muenchener Rueckversicherungs-Gesellschaft
AG (MunichRe)	Insurance	194,463	32,430,592
SAP SE	Software	678,301	50,563,433
Siemens AG	Industrial Conglomerates	469,020	47,795,252
			513,019,368
Hong Kong 3.1%
AIA Group Ltd	Insurance	5,509,110	32,841,139
Cheung Kong Property Holdings Ltd	Real Estate Management & Development	4,661,243	29,138,589
CK Hutchison Holdings Ltd	Industrial Conglomerates	4,912,243	53,532,619
Swire Pacific Ltd., A	Real Estate Management & Development	2,304,810	26,067,975
			141,580,322
India 1.0%
Housing Development Finance Corp. Ltd	Thrifts & Mortgage Finance	2,451,114	45,519,163

ftinstitutional.com

Semiannual Report 43

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

International Equity Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Ireland 2.0%
CRH PLC	Construction Materials	3,144,352	$91,610,035
Israel 1.8%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,608,249	80,782,347
Italy 2.9%
Eni SpA	Oil, Gas & Consumable Fuels	3,112,092	50,155,949
Intesa Sanpaolo SpA	Banks	9,379,301	17,718,764
Tenaris SA	Energy Equipment & Services	2,784,058	40,203,048
UniCredit SpA	Banks	11,744,725	25,681,033
			133,758,794
Japan 8.0%
INPEX Corp	Oil, Gas & Consumable Fuels	2,928,100	22,494,839
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	2,924,500	20,955,023
Nissan Motor Co. Ltd	Automobiles	9,392,400	83,478,906
Omron Corp	Electronic Equipment, Instruments & Components	684,100	21,925,645
SoftBank Group Corp	Wireless Telecommunication Services	852,800	47,803,042
Sumitomo Rubber Industries Ltd	Auto Components	2,073,300	27,362,943
Suntory Beverage & Food Ltd	Beverages	1,568,300	70,157,792
[a] Toshiba Corp	Industrial Conglomerates	12,390,000	33,159,971
Toyota Motor Corp	Automobiles	871,720	42,642,745
			369,980,906
Mexico 0.3%
Industrias Penoles SA	Metals & Mining	493,090	11,774,072
Netherlands 6.6%
Akzo Nobel NV	Chemicals	1,071,620	67,048,992
[a] ASR Nederland NV	Insurance	2,390,608	51,609,705
ING Groep NV, IDR	Banks	7,444,590	75,847,202
NN Group NV	Insurance	1,286,720	35,412,091
[a] QIAGEN NV	Life Sciences Tools & Services	1,582,881	34,251,131
SBM Offshore NV	Energy Equipment & Services	3,328,447	38,735,885
			302,905,006
Norway 2.4%
Statoil ASA	Oil, Gas & Consumable Fuels	2,540,550	43,761,745
Telenor ASA	Diversified Telecommunication Services	4,077,658	67,070,592
			110,832,337
Singapore 3.6%
DBS Group Holdings Ltd	Banks	4,432,913	51,871,188
Singapore Telecommunications Ltd	Diversified Telecommunication Services	25,824,860	79,189,718
United Overseas Bank Ltd	Banks	2,634,700	36,033,095
			167,094,001
South Korea 5.9%
Hana Financial Group Inc	Banks	874,412	17,636,309
Hyundai Mobis Co. Ltd	Auto Components	248,666	54,360,768
Hyundai Motor Co	Automobiles	228,595	26,870,433
KB Financial Group Inc	Banks	1,038,739	29,376,001
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	115,350	142,593,950
			270,837,461

44 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

International Equity Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	4,461,781	$41,896,913
Sweden 0.9%
Getinge AB, B	Health Care Equipment & Supplies	2,003,891	40,917,010
Switzerland 7.3%
Credit Suisse Group AG	Capital Markets	3,484,795	36,807,946
Glencore PLC	Metals & Mining	22,365,080	45,582,312
Novartis AG	Pharmaceuticals	592,954	48,688,929
Roche Holding AG	Pharmaceuticals	424,660	111,418,324
Swiss Re AG	Insurance	727,055	63,126,638
UBS Group AG	Capital Markets	2,331,010	30,018,231
			335,642,380
Taiwan 1.5%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	3,635,000	26,806,784
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	8,684,492	43,820,213
			70,626,997
Thailand 1.0%
Bangkok Bank PCL	Banks	8,838,100	39,887,211
Bangkok Bank PCL, fgn	Banks	1,311,400	6,049,168
			45,936,379
United Kingdom 19.6%
Aviva PLC	Insurance	8,103,729	42,562,913
BAE Systems PLC	Aerospace & Defense	8,812,681	61,574,343
Barclays PLC	Banks	20,347,780	37,604,578
BP PLC	Oil, Gas & Consumable Fuels	23,008,811	134,424,195
[b] Carillion PLC	Construction & Engineering	4,855,600	15,137,281
GlaxoSmithKline PLC	Pharmaceuticals	3,075,622	65,801,097
HSBC Holdings PLC	Banks	9,756,503	59,607,040
International Consolidated Airlines Group SA	Airlines	3,609,350	17,807,017
Kingfisher PLC	Specialty Retail	11,227,951	48,282,603
Lloyds Banking Group PLC	Banks	57,770,380	41,642,972
Marks & Spencer Group PLC	Multiline Retail	4,288,970	18,226,175
Petrofac Ltd	Energy Equipment & Services	4,526,410	46,835,597
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	32,306	881,998
Royal Dutch Shell PLC, A, ADR	Oil, Gas & Consumable Fuels	27,553	1,521,477
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,543,858	42,447,925
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,316,701	73,735,256
Sky PLC	Media	3,177,560	35,929,408
Standard Chartered PLC	Banks	7,206,991	54,256,941
[a] Tesco PLC	Food & Staples Retailing	18,561,650	43,287,932
Vodafone Group PLC	Wireless Telecommunication Services	19,862,594	60,292,608
			901,859,356
United States 1.4%
Chubb Ltd	Insurance	476,660	62,304,229
Total Common Stocks
(Cost $3,965,846,754)			4,573,981,175

ftinstitutional.com

Semiannual Report 45

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

International Equity Series (continued)
	Shares	Value
Short Term Investments 0.3%
Money Market Funds (Cost $3,128,717) 0.1%
United States 0.1%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	3,128,717	$3,128,717
[d] Investments from Cash Collateral Received for Loaned Securities
(Cost $13,245,660) 0.2%
Money Market Funds 0.2%
United States 0.2%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	13,245,660	13,245,660
Total Investments (Cost $3,982,221,131) 99.8%		4,590,355,552
Other Assets, less Liabilities 0.2%		8,015,322
Net Assets 100.0%		$4,598,370,874

See Abbreviations on page 62.

aNon-income producing.
bA portion or all of the security is on loan at June 30, 2016. See Note 1(e).
cSee Note 3(d) regarding investments in affiliated management investment companies.
dSee Note 1(e) regarding securities on loan.

46 Semiannual Report | The accompanying notes are an integral part of these financial statements.

ftinstitutional.com

	T E M P L E T O N I N S T I T U T I O N A L F U N D S

Financial Statements

Statements of Assets and Liabilities
June 30, 2016 (unaudited)

	Emerging Markets	Foreign Smaller
	Series	Companies Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$41,338,309	$890,476,170
Cost - Non-controlled affiliates (Note 3d)	—	27,732,012
Total cost of investments	$41,338,309	$918,208,182
Value - Unaffiliated issuers	$46,718,526	$964,946,955
Value - Non-controlled affiliates (Note 3d)	—	27,732,012
Total value of investments[a]	46,718,526	992,678,967
Cash	—	3,719,007
Foreign currency, at value (cost $27,938 and $435,765)	27,897	435,765
Receivables:
Investment securities sold	517,393	38,503,039
Capital shares sold	1,005	4,883,561
Dividends	235,914	2,946,616
European Union tax reclaims	—	490,822
Other assets	31	526
Total assets	47,500,766	1,043,658,303
Liabilities:
Payables:
Investment securities purchased	207,674	2,900,555
Capital shares redeemed	1,515	4,104,655
Management fees	40,443	847,072
Transfer agent fees	—	2,462
Trustees’ fees and expenses	149	—
Funds advanced by custodian	290,948	—
Payable upon return of securities loaned	—	27,732,012
Deferred tax	34,844	—
Accrued expenses and other liabilities	34,167	71,175
Total liabilities	609,740	35,657,931
Net assets, at value	$46,891,026	$1,008,000,372
Net assets consist of:
Paid-in capital	$54,781,688	$901,139,597
Undistributed net investment income (distributions in excess of net investment income)	(1,015,873)	9,226,175
Net unrealized appreciation (depreciation)	5,326,124	74,353,619
Accumulated net realized gain (loss)	(12,200,913)	23,280,981
Net assets, at value	$46,891,026	$1,008,000,372
Shares outstanding	11,560,295	50,679,510
Net asset value per share	$4.06	$19.89

aForeign Smaller Companies Series includes $26,394,846 of securities loaned.

ftinstitutional.com

The accompanying notes are an integral part of these financial statements. | Semiannual Report 47

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

	Global Equity	International
	Series	Equity Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$249,077,193	$3,965,846,754
Cost - Non-controlled affiliates (Note 3d)	—	16,374,377
Total cost of investments	$249,077,193	$3,982,221,131
Value - Unaffiliated issuers	$249,550,214	$4,573,981,175
Value - Non-controlled affiliates (Note 3d)	—	16,374,377
Total value of investments[a]	249,550,214	4,590,355,552
Cash	183,944	—
Foreign Currency, at value (cost $20,091 and $ —)	20,091	—
Receivables:
Investment securities sold	—	1,553,804
Capital shares sold	654	2,033,243
Dividends and interest	874,052	19,908,521
Foreign tax	9,919	—
European Union tax reclaims	53,899	7,667,043
Other assets	123	2,167
Total assets	250,692,896	4,621,520,330
Liabilities:
Payables:
Investment securities purchased	—	4,647,020
Capital shares redeemed	6,429	1,970,463
Management fees	172,338	2,936,590
Transfer agent fees	48	29,495
Payable upon return of securities loaned	—	13,245,660
Accrued expenses and other liabilities	9,271	320,228
Total liabilities	188,086	23,149,456
Net assets, at value	$250,504,810	$4,598,370,874
Net assets consist of:
Paid-in capital	$246,378,487	$3,935,077,326
Undistributed net investment income	3,383,172	51,401,715
Net unrealized appreciation (depreciation)	441,029	607,427,917
Accumulated net realized gain (loss)	302,122	4,463,916
Net assets, at value	$250,504,810	$4,598,370,874
Shares outstanding	30,795,046	—
Net asset value per share	$8.13	—

Primary Shares:
Net assets, at value	—	$4,587,026,482
Shares outstanding	—	257,413,914
Net asset value per share	—	$17.82

Service Shares:
Net assets, at value	—	$11,344,392
Shares outstanding	—	635,070
Net asset value and maximum offering price per share	—	$17.86

a International Equity Series includes $11,790,910 of securities loaned.

48 Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended June 30, 2016 (unaudited)

	Emerging Markets	Foreign Smaller
	Series	Companies Series
Investment income:
Dividends[a]	$782,377	$15,575,629
Interest	—	45,623
Income from securities loaned	—	256,673
Total investment income	782,377	15,877,925
Expenses:
Management fees (Note 3a)	333,121	5,365,790
Transfer agent fees (Note 3c)	565	5,657
Custodian fees (Note 4)	10,114	82,170
Reports to shareholders	2,682	13,618
Registration and filing fees	12,436	30,086
Professional fees	28,579	46,139
Trustees’ fees and expenses	1,424	20,290
Other	8,496	18,392
Total expenses	397,417	5,582,142
Expense reductions (Note 4)	—	(2,233)
Expenses waived/paid by affiliates (Note 3d)	(24,780)	(29,715)
Net expenses	372,637	5,550,194
Net investment income	409,740	10,327,731
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(909,533)	18,676,340
Foreign currency transactions	96,576	111,696
Net realized gain (loss)	(812,957)	18,788,036
Net change in unrealized appreciation (depreciation) on:
Investments	6,105,599	(88,932,502)
Translation of other assets and liabilities denominated in foreign currencies	(1,883)	(45,298)
Change in deferred taxes on unrealized appreciation	960	—
Net change in unrealized appreciation (depreciation)	6,104,676	(88,977,800)
Net realized and unrealized gain (loss)	5,291,719	(70,189,764)
Net increase (decrease) in net assets resulting from operations	$5,701,459	$(59,862,033)

aForeign taxes withheld on dividends $ 106,246 $ 1,767,904

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 49

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended June 30, 2016 (unaudited)

Global Equity	International
Series	Equity Series
Investment income:
Dividends[a]	$4,683,387	$107,822,169
Interest	13,602	224,663
Income from securities loaned	11,223	60,187
Other Income (Note 1f)	—	2,755
Total investment income	4,708,212	108,109,774
Expenses:
Management fees (Note 3a)	1,038,317	17,881,342
Transfer agent fees (Note 3c)	396	23,485
Sub-transfer agent fees - Service Shares (Note 3c)	—	8,888
Custodian fees (Note 4)	9,174	255,686
Reports to shareholders	2,424	41,494
Registration and filing fees	11,569	39,837
Professional fees	26,806	98,128
Trustees’ fees and expenses	6,285	92,555
Other	14,039	53,596
Total expenses	1,109,010	18,495,011
Expense reductions (Note 4)	—	(1,818)
Expenses waived/paid by affiliates (Note 3d)	(287)	(131,961)
Net expenses	1,108,723	18,361,232
Net investment income	3,599,489	89,748,542
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	612,494	(5,383,784)
Foreign currency transactions	(39,111)	(828,698)
Net realized gain (loss)	573,383	(6,212,482)
Net change in unrealized appreciation (depreciation) on:
Investments	(22,292,693)	(408,489,872)
Translation of other assets and liabilities denominated in foreign currencies	(3,696)	(119,399)
Net change in unrealized appreciation (depreciation)	(22,296,389)	(408,609,271)
Net realized and unrealized gain (loss)	(21,723,006)	(414,821,753)
Net increase (decrease) in net assets resulting from operations	$(18,123,517)	$(325,073,211)

[a]Foreign taxes withheld on dividends	$437,998	$11,629,29

50	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging Markets Series		Foreign Smaller Companies Series

	Six Months Ended		Six Months Ended
	June 30, 2016	Year Ended	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$409,740	$784,789	$10,327,731	$16,914,737
Net realized gain (loss)	(812,957)	(9,084,882)	18,788,036	15,934,906
Net change in unrealized appreciation
(depreciation)	6,104,676	(10,794,959)	(88,977,800)	(6,789,505)
Net increase (decrease) in net assets
resulting from operations	5,701,459	(19,095,052)	(59,862,033)	26,060,138
Distributions to shareholders from:
Net investment income	—	(1,097,512)	—	(16,550,454)
Net realized gains	—	(390,494)	—	(1,268,296)
Total distributions to shareholders	—	(1,488,006)	—	(17,818,750)
Capital share transactions: (Note 2)	(30,244,359)	(9,843,633)	(192,544,989)	(29,566,725)
Net increase (decrease) in net
assets	(24,542,900)	(30,426,691)	(252,407,022)	(21,325,337)
Net assets:
Beginning of period	71,433,926	101,860,617	1,260,407,394	1,281,732,731
End of period	$46,891,026	$71,433,926	$1,008,000,372	$1,260,407,394
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of period	$(1,015,873)	$(1,425,613)	$9,226,175	$(1,101,556)

ftinstitutional.com

The accompanying notes are an integral part of these financial statements. | Semiannual Report 51

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Global Equity Series		International Equity Series

	Six Months Ended		Six Months Ended
	June 30, 2016	Year Ended	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$3,599,489	$6,241,151	$89,748,542	$131,408,721
Net realized gain (loss)	573,383	23,681,344	(6,212,482)	93,334,128
Net change in unrealized appreciation
(depreciation)	(22,296,389)	(33,703,246)	(408,609,271)	(366,831,841)
Net increase (decrease) in net assets
resulting from operations	(18,123,517)	(3,780,751)	(325,073,211)	(142,088,992)
Distributions to shareholders from:
Net investment income	—	(7,167,302)	—	—
Net realized gains	—	(21,449,616)	—	—
Net investment income:
Primary Shares	—	—	—	(125,314,871)
Service Shares	—	—	—	(282,467)
Total distributions to shareholders	—	(28,616,918)	—	(125,597,338)
Capital share transactions: (Note 2)	(14,201,568)	(152,147,837)	—	—
Primary Shares	—	—	(166,645,939)	(866,368,023)
Service Shares	—	—	(372,166)	6,681,319
Total capital share transactions	(14,201,568)	(152,147,837)	(167,018,105)	(859,686,704)
Net increase (decrease) in net
assets	(32,325,085)	(184,545,506)	(492,091,316)	(1,127,373,034)
Net assets:
Beginning of period	282,829,895	467,375,401	5,090,462,190	6,217,835,224
End of period	$250,504,810	$282,829,895	$4,598,370,874	$5,090,462,190
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of period	$3,383,172	$(216,317)	$51,401,715	$(38,346,827)

52 Semiannual Report | The accompanying notes are an integral part of these financial statements.

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). International Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class. Foreign Smaller Companies Series was closed to new investors with limited exceptions effective at the close of market on December 10, 2013.

Effective June 30, 2016, Foreign Equity Series was renamed International Equity Series.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

ftinstitutional.com

Semiannual Report 53

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Participatory Notes

Certain or all Funds invest in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

54 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

ftinstitutional.com

Semiannual Report 55

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

			Foreign Smaller
	Emerging Markets Series		Companies Series
	Shares	Amount	Shares	Amount
Six Months ended June 30, 2016
Shares sold	1,017,477	$3,691,801	3,310,798	$65,695,980
Shares redeemed	(9,019,909)	(33,936,160)	(12,951,174)	(258,240,969)
Net increase (decrease)	(8,002,432)	$(30,244,359)	(9,640,376)	$(192,544,989)
Year ended December 31, 2015
Shares sold	3,502,979	$15,955,876	7,871,369	$170,558,198
Shares issued in reinvestment of distributions	388,988	1,425,598	751,340	15,618,694
Shares redeemed	(6,511,606)	(27,225,107)	(9,913,407)	(215,743,617)
Net increase (decrease)	(2,619,639)	$(9,843,633)	(1,290,698)	$(29,566,725)

			Global Equity Series
			Shares	Amount
Six Months ended June 30, 2016
Shares sold			2,017,649	$16,773,735
Shares redeemed			(3,623,170)	(30,975,303)
Net increase (decrease)			(1,605,521)	$(14,201,568)
Year ended December 31, 2015
Shares sold			4,544,739	$45,587,362
Shares issued in reinvestment of distributions			3,011,985	28,487,426
Shares redeemed			(23,641,127)	(226,222,625)
Net increase (decrease)			(16,084,403)	$(152,147,837)

56 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	International Equity Series
	Shares	Amount

Primary Shares:
Six Months ended June 30, 2016
Shares sold	21,455,057	$384,921,858
Shares redeemed	(30,667,753)	(551,567,797)
Net increase (decrease)	(9,212,696)	$(166,645,939)
Year ended December 31, 2015
Shares sold	46,089,854	$949,305,466
Shares issued in reinvestment of distributions	5,559,888	106,868,900
Shares redeemed	(94,840,080)	(1,922,542,389)
Net increase (decrease)	(43,190,338)	$(866,368,023)
Service Shares:
Six Months ended June 30, 2016
Shares sold	260,857	$4,578,886
Shares redeemed	(281,367)	(4,951,052)
Net increase (decrease)	(20,510)	$(372,166)
Year ended December 31, 2015
Shares sold	710,251	$14,701,261
Shares issued in reinvestment of distributions	14,448	278,576
Shares redeemed	(416,473)	(8,298,518)
Net increase (decrease)	308,226	$6,681,319

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Invest-
ments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.175%	Up to and including $1 billion
1.125%	Over $1 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

ftinstitutional.com Semiannual Report 57

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

International Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

For the period ended June 30, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Emerging Markets	Foreign Smaller	Global Equity	International Equity
Series	Companies Series	Series	Series
1.177%	0.949%	0.777%	0.760%

58 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Administrative Fees

Under an agreement with TAML and TIC, FT Services provides administrative services to Emerging Markets Series and International Equity Series. The fee is paid by TAML and TIC based on the average daily net assets, and is not an additional expense of the Funds.

Under an agreement with TIC, FT Services provides administrative services to Foreign Smaller Companies Series and Global Equity Series. The fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Funds.

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Emerging Markets	Foreign Smaller	Global Equity	International Equity
	Series	Companies Series	Series	Series

Transfer agent fees	$626	$3,121	$294	$15,065

International Equity Series Service shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Emerging Markets Series
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	3,729,378	8,401,165	(12,130,543)	—	$—	$ —	$ —	0.0%
Foreign Smaller Companies Series
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	12,433,800	57,464,676	(42,166,464)	27,732,012	$27,732,012	$ —	$ —	0.1%
Global Equity Series
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	7,235,110	(7,235,110)	—	$—	$ —	$ —	0.0%
International Equity Series
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	129,523,830	562,849,357	(675,998,810)	16,374,377	$16,374,377	$ —	$ —	0.1%

ftinstitutional.com

Semiannual Report 59

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Waiver and Expense Reimbursements

Effective March 1, 2016, for Emerging Markets Series, TAML has contractually agreed in advance to limit the investment management fees to 1.05% of the average daily net assets of the Fund until April 30, 2017.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015 capital loss carryforwards were as follows:

Emerging Markets
Series
Capital loss carryforwards not subject to expiration:
Short term	$5,189,917
Long term	5,367,165
Total capital loss carryforwards	$10,557,082

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Emerging Markets	Foreign Smaller	Global Equity	International
	Series	Companies Series	Series	Equity Series
Cost of investments	$43,735,349	$921,088,973	$250,805,456	$4,065,329,243
Unrealized appreciation	$8,374,280	$199,849,514	$32,739,297	$1,147,226,066
Unrealized depreciation	(5,391,103)	(128,259,520)	(33,994,539)	(622,199,757)
Net unrealized appreciation (depreciation)	$2,983,177	$71,589,994	$(1,255,242)	$525,026,309

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions, foreign tax reclaims, and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, were as follows:

	Emerging Markets	Foreign Smaller	Global Equity	International Equity
	Series	Companies Series	Series	Series
Purchases	$5,741,996	$135,502,688	$20,948,683	$344,717,310
Sales	$32,094,324	$295,243,032	$29,121,593	$311,213,200

60 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2016, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Foreign Smaller	International
	Companies Series	Equity Series
Securities lending transactions[a]:
Equity investments[b]	$27,732,012	$13,245,660

aThe agreements can be terminated at any time.
bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Shareholder Concentrations

The Funds have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At June 30, 2016, Emerging Markets Series had five shareholders, one holding 30%, the remaining holding 22%, 17%, 9% and 5% of the Fund’s outstanding shares.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the period ended June 30, 2016, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

ftinstitutional.com

Semiannual Report 61

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Emerging Markets Series
Assets:
Investments in Securities
Equity Investments:[a]
Russia	$1,090,553	$281,948	$—	$1,372,501
All Other Equity Investments[b]	44,810,948			44,810,948
Participatory Notes	—	535,077	—	535,077
Total Investments in Securities	$45,901,501	$817,025	$—	$46,718,526

Foreign Smaller Companies Series
Assets:
Investments in Securities
Equity Investments[a,b]	$962,446,955	$—	$—	$962,446,955
Short Term Investments	27,732,012	2,500,000	—	30,232,012
Total Investments in Securities	$990,178,967	$2,500,000	$—	$992,678,967

Global Equity Series
Assets:
Investments in Securities
Equity Investments[a,b]	$242,450,214	$—	$—	$242,450,214
Short Term Investments	—	7,100,000	—	7,100,000
Total Investments in Securities	$242,450,214	$7,100,000	$—	$249,550,214

International Equity Series
Assets:
Investments in Securities
Equity Investments[a,b]	$4,573,981,175	$—	$—	$4,573,981,175
Short Term Investments	16,374,377	—	—	16,374,377
Total Investments in Securities	$4,590,355,552	$—	$—	$4,590,355,552

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
GDR	Global Depositary Receipt
IDR	International Depositary Receipt

62 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate series comprising Templeton Institutional Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper. Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, other than as noted below with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a

ftinstitutional.com

Semiannual Report 63

TEMPLETON INSTITUTIONAL FUNDS
SHAREHOLDER INFORMATION

primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for each individual Fund showed its investment performance in comparison with its Lipper selected performance universe during 2015, and for the previous 10 years ended December 31, 2015, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each Fund.

Emerging Markets Series – The Lipper performance universe for this Fund consisted of the Fund and all retail and institutional emerging markets funds as designated by Lipper. The Broadridge report showed the Fund’s 2015 total return to be in the lowest performing quintile of the Lipper performance universe, and its total return on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, in the middle performing quintile for the previous five-year period, and in the second-lowest performing quintile of such universe for the previous 10-year period. The Board discussed with management steps it had taken since the last annual review to address the lagging performance of the Fund and reasonable expectations for the effects of such efforts to be reflected in Fund performance. Management reviewed the long term focus of the Fund and the belief that emerging markets have experienced relatively strong economic growth trends, noting in particular the improved performance of the Fund at the end of 2015. Taking this discussion into account, the Board expressed its intention to continue to closely monitor the Fund.

Foreign Equity Series – The Lipper performance universe for this Fund consisted of the Fund and all retail and institutional international large-cap value funds as designated by Lipper. The Broadridge report showed the Fund’s total return for 2015 to be in the middle performing quintile of such performance universe, and its total return on an annualized basis to also be in the middle performing quintile of such universe for the previous three-year period, the second-highest performing quintile for the previous five-year period, and the highest performing quin-tile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Broadridge report.

Foreign Smaller Companies Series – The Lipper performance universe for this Fund consisted of the Fund and all retail and institutional international small-/mid-cap core funds as designated by Lipper. The Broadridge report showed the Fund’s total return for 2015 to be in the middle performing quintile of its performance universe, and its total return on an annualized basis to be in the second-lowest performing quintile of such universe during the previous three-year period, in the second-highest performing quintile of such universe during the previous five-year period, and highest performing quintile during the previous 10-year period. The Board discussed with management the peaks and valleys associated with investing in global equity markets and the prospects for the future. In light of these discussions and the favorable longer term performance of the Fund, the Board found the Fund’s overall comparative performance as shown in the Broadridge report to be acceptable.

Global Equity Series – The Lipper performance universe for this Fund consisted of the Fund and all retail and institutional global multi-cap value funds. The Broadridge report showed the Fund’s total return in 2015 to be in the middle performing quin-tile of such universe, and its total return on an annualized basis was also in the middle performing quintile of such universe during the previous three-year period, and in the highest performing quintile for the previous five-year period. The Board noted that the Fund has been in operation for less than 10 years and was satisfied with the Fund’s comparative performance as shown in the Broadridge report.

64 Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
SHAREHOLDER INFORMATION

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Broadridge report for Emerging Markets Series showed the Fund’s contractual investment management fee rate to be approximately 18 basis points above the median for its Lipper expense group and its actual total expense ratio to also be approximately 18 basis points above the median for such expense group. Following its discussions with the Board, management proposed a waiver that would reduce the contractual management fee rate for the Fund from 1.175 basis points to 1.05 basis points. The Board considered the fee rate as proposed to be acceptable. The Broadridge reports for Foreign Equity Series and Global Equity Series showed each Fund’s contractual investment management fee and actual total expense ratio to be below the median of its respective Lipper expense group. The Board was satisfied with the comparative expenses of these Funds as shown in the Broadridge report. The Broadridge report for Foreign Smaller Companies Series showed its contractual investment management fee rate to be within three basis points of the median of its Lipper expense group and its actual total expense ratio to be over five basis points below the median of such group. The Board was satisfied with the comparative expenses of the Fund as shown in the Broadridge report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in

ftinstitutional.com

Semiannual Report 65

TEMPLETON INSTITUTIONAL FUNDS
SHAREHOLDER INFORMATION

the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The schedule of management fees for each of the Funds provides breakpoints that go beyond their existing asset sizes, and the Board believes such schedules provide a sharing of benefits to each Fund and its shareholders to the extent economies of scale may be realized by the Manager and its affiliates. At December 31, 2015, the assets of Global Equity Series and Emerging Markets Series were each less than $290 million and the Board questioned, however, whether economies of scale existed at such levels. The Board also noted that Foreign Smaller Companies Series had been closed to new investors as of December 10, 2013.

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Wash-ington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

66 Semiannual Report

ftinstitutional.com

This page intentionally left blank

This page intentionally left blank

Semiannual Report
Templeton Institutional Funds

Investment Managers
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Shareholder Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	ZTIF S 08/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By   /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 25, 2016

By   /s/ MARK H. OTANI

      Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 25, 2016